As filed with the Securities and Exchange Commission on July 29, 2013

Securities Act File No. 333-99387

Investment Company Act File No. 811-21196

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 13	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 14	☒
(Check appropriate box or boxes)

BBIF MONEY FUND

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway, Wilmington, Delaware 19809

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (800) 441-7762

John M. Perlowski

BBIF Money Fund

55 East 52nd Street

New York, New York 10055

United States of America

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Laurin Blumenthal Kleiman, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Benjamin Archibald, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

It is proposed that this filing will become effective (check appropriate box)

☒	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

Master Money LLC also has executed this Registration Statement.

JULY 29, 2013

Prospectus
BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Overview	Key facts and details about the Funds listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information
	Key Facts About BBIF Government Securities Fund	3
	Key Facts About BBIF Money Fund	6
	Key Facts About BBIF Tax-Exempt Fund	10
	Key Facts About BBIF Treasury Fund	14
	Important Additional Information	17

Details About the Funds	How Each Fund Invests	18
	Investment Risks	22

Management of the Funds	Information about BlackRock
	BlackRock	33
	Conflicts of Interest	34
	Valuation of Fund Investments	35
	Dividends, Distributions and Taxes	35

Financial Highlights	Financial Performance of the Funds	38

General Information	Shareholder Documents	54
	Certain Fund Policies	54
	Statement of Additional Information	55

Glossary	Glossary of Investment Terms	56

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BBIF Government Securities Fund

Investment Objective

The investment objective of BBIF Government Securities Fund (“Government Fund” or the “Fund”) is to seek preservation of capital, current income and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Government Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1,2]		Class 1		Class 2		Class 3		Class 4
Management Fee[1]		0.234%		0.234%		0.234%		0.234%
Distribution and/or Service (12b-1) Fees		1.000%		0.675%		0.375%		0.375%
Other Expenses		0.366%		0.351%		0.341%		0.331%
Administration Fee	0.250%		0.250%		0.250%		0.250%
Miscellaneous Other Expenses	0.116%		0.101%		0.091%		0.081%
Total Annual Fund Operating Expenses		1.60%		1.26%		0.95%		0.94%
Fee Waivers and/or Expense Reimbursements		—		(0.24)% [3]		(0.25)% [3]		(0.24)% [3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements		1.60%		1.02% [3]		0.70% [3]		0.70% [3]

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Government Fund and Government Fund’s share of the allocated expenses of Master Government Securities LLC (“Government LLC”). The management fees are paid by Government LLC.

[2]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 33-37, with respect to Class 2, Class 3 and Class 4 Shares, BlackRock Advisors, LLC (“BlackRock”) and the Fund’s distributor have entered into a contractual arrangement to waive and/or reimburse a portion of Government Fund’s fees and/or expenses to ensure that the net expenses as a percentage of the Fund’s net assets (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Government Fund’s (i) Class 2 Shares are 0.32% higher than those of Government LLC’s initial feeder fund, and (ii) Class 3 and Class 4 Shares are equal to those of Government LLC’s initial feeder fund until August 1, 2014. This contractual arrangement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of Government Fund or by a vote of a majority of the outstanding voting securities of Government Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$163	$505	$871	$1,900
Class 2	$104	$376	$669	$1,502
Class 3	$ 72	$278	$501	$1,144
Class 4	$ 72	$276	$497	$1,133

Principal Investment Strategies of the Fund

Government Fund seeks to achieve its investment objective by investing exclusively in a diversified portfolio made up only of short-term U.S. Government securities with maturities of not more than 397 days (13 months), including variable rate securities and repurchase agreements with banks and securities dealers that involve direct U.S. Government obligations. The Fund will provide shareholders with at least 60 days’ prior written notice before changing this strategy.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of various short-term U.S. Government securities and repurchase agreements, as well as future interest rates. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.
Principal Risks of Investing in the Fund

Government Fund cannot guarantee that it will achieve its investment objective.
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’ s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Performance Information

The information shows you how Government Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information in the bar chart and table prior to March 20, 2003 (Government Fund’s commencement of operations) is based upon the performance of Government LLC’s initial feeder fund, BIF Government Securities Fund, which has the same investment objective and policies as the Fund and is managed by the same portfolio management personnel, adjusted to reflect the different expenses borne by the Fund’s Class 3 Shares (with respect to the bar chart) and by the relevant class of shares (with respect to the table) after giving effect to the fee waiver. For the periods after March 20, 2003, the bar chart is based on the performance of Government Fund’s Class 3 Shares. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.
Government Fund
Class 3
ANNUAL TOTAL RETURNS
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.13% (quarter ended September 30, 2006) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
Class 1	0.00%	0.11%	0.91%
Class 2	0.00%	0.21%	1.19%
Class 3	0.00%	0.26%	1.36%
Class 4	0.00%	0.26%	1.36%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Government Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
* * *

For important information about the purchase and sale of Government Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 17 of the prospectus.

Fund Overview

Key Facts About BBIF Money Fund
Investment Objective

The investment objective of BBIF Money Fund (“Money Fund” or the “Fund”) is to seek current income, preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Money Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1,2]		Class 1		Class 2		Class 3		Class 4
Management Fee[1]		0.135%		0.135%		0.135%		0.135%
Distribution and/or Service (12b-1) Fees		1.000%		0.675%		0.375%		0.375%
Other Expenses		0.395%		0.350%		0.330%		0.330%
Administration Fee	0.250%		0.250%		0.250%		0.250%
Miscellaneous Other Expenses	0.145%		0.100%		0.080%		0.080%
Total Annual Fund Operating Expenses		1.53%		1.16%		0.84%		0.84%
Fee Waivers and/or Expense Reimbursements		—		(0.27)% [3]		(0.27)% [3]		(0.27)% [3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements		1.53%		0.89% [3]		0.57% [3]		0.57% [3]

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Money Fund and Money Fund’s share of the allocated expenses of Master Money LLC (“Money LLC”). The management fees are paid by Money LLC.
[2]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.

[3]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 33-37, with respect to Class 2, Class 3 and Class 4 Shares, BlackRock Advisors, LLC (“BlackRock”) and the Fund’s distributor have entered into a contractual arrangement to waive and/or reimburse a portion of Money Fund’s fees and/or expenses to ensure that the net expenses as a percentage of the Fund’ s net assets (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Money Fund’s (i) Class 2 Shares are 0.32% higher than those of Money LLC’s initial feeder fund, and (ii) Class 3 and Class 4 Shares are equal to those of Money LLC’s initial feeder fund until August 1, 2014. This contractual arrangement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of Money Fund or by a vote of a majority of the outstanding voting securities of Money Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$156	$483	$834	$1,824
Class 2	$ 91	$342	$612	$1,385
Class 3	$ 58	$241	$439	$1,012
Class 4	$ 58	$241	$439	$1,012

Principal Investment Strategies of the Fund

Money Fund seeks to achieve its investment objective by investing in a diversified portfolio of U.S. dollar-denominated short-term securities with maturities of not more than 397 days (13 months). These securities consist primarily of short-term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset-backed commercial paper, corporate notes, repurchase agreements and municipal variable rate demand obligations. The Fund may also invest in obligations of domestic and foreign banks and other short-term debt securities issued by U.S. and foreign entities. The Fund may invest up to 25% of its total assets in foreign bank money instruments. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.

Other than U.S. Government and certain U.S. Government agency securities and certain securities issued by U.S. Government-sponsored enterprises or instrumentalities, the Fund only invests in short-term securities that have one of the two highest short-term ratings from a nationally recognized rating agency or unrated instruments that Fund management determines, pursuant to authority delegated by the Fund’s Board of Trustees, are of similar credit quality. Certain short-term securities are entitled to the benefit of guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

Principal Risks of Investing in the Fund

Money Fund cannot guarantee that it will achieve its investment objective.
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Asset-Backed Securities Risk — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’ s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

■	Foreign Securities Risk — Foreign securities risk is the risk that the Fund may have difficulty buying and selling on foreign exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

■	Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
■	Variable Rate Demand Obligations Risk — Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Performance Information

The information shows you how Money Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information in the bar chart and table prior to March 20, 2003 (Money Fund’s commencement of operations) is based upon the performance of Money LLC’s initial feeder fund, BIF Money Fund, which has the same investment objective and policies as the Fund and is managed by the same portfolio management personnel, adjusted to reflect the different expenses borne by the Fund’s Class 3 Shares (with respect to the bar chart) and by the relevant class of shares (with respect to the table) after giving effect to the fee waiver. For the periods after March 20, 2003, the bar chart is based on the performance of Money Fund’s Class 3 Shares. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.
Money Fund
Class 3
ANNUAL TOTAL RETURNS
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.23% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
Class 1	0.00%	0.38%	1.16%
Class 2	0.00%	0.53%	1.48%
Class 3	0.00%	0.63%	1.67%
Class 4	0.00%	0.63%	1.67%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Money Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
* * *

For important information about the purchase and sale of Money Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 17 of the prospectus.

Fund Overview

Key Facts About BBIF Tax-Exempt Fund
Investment Objective

The investment objective of BBIF Tax-Exempt Fund (“Tax-Exempt Fund” or the “Fund”) is to seek current income exempt from Federal income tax, preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Tax-Exempt Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1,2]		Class 1		Class 2		Class 3		Class 4
Management Fee[1]		0.152%		0.152%		0.152%		0.152%
Distribution and/or Service (12b-1) Fees		1.000%		0.675%		0.375%		0.375%
Other Expenses		0.468%		0.433%		0.433%		0.423%
Administration Fee	0.250%		0.250%		0.250%		0.250%
Miscellaneous Other Expenses	0.218%		0.183%		0.183%		0.173%
Total Annual Fund Operating Expenses		1.62%		1.26%		0.96%		0.95%
Fee Waivers and/or Expense Reimbursements		—		(0.32)% [3]		(0.37)% [3]		(0.36)% [3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements		1.62%		0.94% [3]		0.59% [3]		0.59% [3]

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Tax-Exempt Fund and Tax-Exempt Fund’s share of the allocated expenses of Master Tax-Exempt LLC (“Tax-Exempt LLC”). The management fees are paid by Tax-Exempt LLC.

[2]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.

[3]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 33-37, with respect to Class 2, Class 3 and Class 4 Shares, BlackRock Advisors, LLC (“BlackRock”) and the Fund’s distributor have entered into a contractual arrangement to waive and/or reimburse a portion of Tax-Exempt Fund’s fees and/or expenses to ensure that the net expenses as a percentage of the Fund’s net assets (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Tax-Exempt Fund’s (i) Class 2 Shares are 0.35% higher than those of Tax-Exempt LLC’s initial feeder fund, and (ii) Class 3 and Class 4 Shares are equal to those of Tax-Exempt LLC’s initial feeder fund until August 1, 2014. This contractual arrangement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of Tax-Exempt Fund or by a vote of a majority of the outstanding voting securities of Tax-Exempt Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$165	$511	$881	$1,922
Class 2	$ 96	$368	$661	$1,494
Class 3	$ 60	$269	$495	$1,144
Class 4	$ 60	$267	$490	$1,133

Principal Investment Strategies of the Fund

Tax-Exempt Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, short-term, tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short-term tax-exempt bonds, tax-exempt variable rate demand obligations and short-term tax-exempt derivatives. Certain short-term securities have maturities that are longer than 397 days but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 397 days or less. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.
Under normal circumstances, the Fund invests at least 80% of its assets in short-term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the Federal alternative minimum tax). The Fund also may invest up to 20% of its assets in short-term municipal securities, which may subject investors to the Federal alternative minimum tax. Throughout this prospectus, interest paid on tax-exempt and/or municipal securities may be referred to as “tax-exempt.”

The Fund does not presently intend to invest more than 25% of its total assets in short-term tax-exempt securities of issuers located in a single state.
Principal Risks of Investing in the Fund

Tax-Exempt Fund cannot guarantee that it will achieve its investment objective.
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’ s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Tax-Exempt Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information in the bar chart and table prior to March 20, 2003 (Tax-Exempt Fund’s commencement of operations) is based upon the performance of Tax-Exempt LLC’s initial feeder fund, BIF Tax-Exempt Fund, which has the same investment objective and policies as the Fund and is managed by the same portfolio management personnel, adjusted to reflect the different expenses borne by the Fund’s Class 3 Shares (with respect to the bar chart) and by the relevant class of shares (with respect to the table) after giving effect to the fee waiver. For the periods after March 20, 2003, the bar chart is based on the performance of Tax-Exempt Fund’s Class 3 Shares. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.
Tax-Exempt Fund
Class 3
ANNUAL TOTAL RETURNS
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
Class 1	0.00%	0.17%	0.63%
Class 2	0.00%	0.30%	0.91%
Class 3	0.00%	0.39%	1.12%
Class 4	0.00%	0.39%	1.12%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Tax-Exempt Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

* * *

For important information about the purchase and sale of Tax-Exempt Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 17 of the prospectus.

Fund Overview

Key Facts About BBIF Treasury Fund
Investment Objective

The investment objective of BBIF Treasury Fund (“Treasury Fund” or the “Fund”) is to seek preservation of capital, liquidity and current income.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Treasury Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1,2]		Class 1		Class 2		Class 3		Class 4
Management Fee[1]		0.158%		0.158%		0.158%		0.158%
Distribution and/or Service (12b-1) Fees		1.000%		0.675%		0.375%		0.375%
Other Expenses		0.332%		0.307%		0.307%		0.297%
Administration Fee	0.250%		0.250%		0.250%		0.250%
Miscellaneous Other Expenses	0.082%		0.057%		0.057%		0.047%
Total Annual Fund Operating Expenses		1.49%		1.14%		0.84%		0.83%
Fee Waivers and/or Expense Reimbursements		—		(0.23)% [3]		(0.28)% [3]		(0.27)% [3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements		1.49%		0.91% [3]		0.56% [3]		0.56% [3]

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Treasury Fund and Treasury Fund’s share of the allocated expenses of Master Treasury LLC (“Treasury LLC”). The management fees are paid by Treasury LLC.

[2]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 33-37, with respect to Class 2, Class 3 and Class 4 Shares, BlackRock Advisors, LLC (“BlackRock”) and the Fund’s distributor have entered into a contractual arrangement to waive and/or reimburse a portion of Treasury Fund’s fees and/or expenses to ensure that the net expenses as a percentage of the Fund’s net assets (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Treasury Fund’s (i) Class 2 Shares are 0.35% higher than those of Treasury LLC’s initial feeder fund, and (ii) Class 3 and Class 4 Shares are equal to those of Treasury LLC’s initial feeder fund until August 1, 2014. This contractual arrangement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of Treasury Fund or by a vote of a majority of the outstanding voting securities of Treasury Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$152	$471	$813	$1,779
Class 2	$ 93	$339	$605	$1,366
Class 3	$ 57	$240	$438	$1,011
Class 4	$ 57	$238	$434	$1,000

Principal Investment Strategies of the Fund

Treasury Fund seeks to achieve its investment objective by investing exclusively in a diversified portfolio made up only of short-term U.S. Treasury securities with maturities of not more than 397 days (13 months) that are direct obligations of the U.S. Treasury. The Fund will provide shareholders with at least 60 days’ prior written notice before changing this strategy.

Fund management decides which U.S. Treasury securities to buy and sell based on its assessment of their relative values and future interest rates. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.
Principal Risks of Investing in the Fund

Treasury Fund cannot guarantee that it will achieve its investment objective.
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.

■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
Performance Information

The information shows you how Treasury Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information in the bar chart and table prior to March 20, 2003 (Treasury Fund’s commencement of operations) is based upon the performance of Treasury LLC’s initial feeder fund, BIF Treasury Fund, which has the same investment objective and policies as the Fund and is managed by the same portfolio management personnel, adjusted to reflect the different expenses borne by the Fund’s Class 3 Shares (with respect to the bar chart) and by the relevant class of shares (with respect to the table) after giving effect to the fee waiver. For the periods after March 20, 2003, the bar chart is based on the performance of Treasury Fund’s Class 3 Shares. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

Treasury Fund
Class 3
ANNUAL TOTAL RETURNS
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.09% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
Class 1	0.00%	0.10%	0.84%
Class 2	0.00%	0.18%	1.09%
Class 3	0.00%	0.24%	1.28%
Class 4	0.00%	0.24%	1.28%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Treasury Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
* * *

For important information about the purchase and sale of Treasury Fund shares, tax information and financial intermediary compensation, please see “Important Additional Information” on the following page.

Important Additional Information
Purchase and Sale of Fund Shares

There is no minimum initial investment for a Fund’s shares, but the minimum for the Working Capital Management Account® (“WCMA”) service or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) business account program is $20,000 in cash and/or securities. The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts. Eligibility requirements for investors with a WCMA service or other Merrill Lynch business account program to invest in certain share classes of a Fund are as follows:
	Class 1	Class 2	Class 3	Class 4
Subscribers in the WCMA service or other Merrill Lynch business account program	Limited to tier 1 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be less than $250,000.	Limited to tier 2 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be between $250,000 and $999,999.	Limited to tier 3 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be between $1 million and $9,999,999.	Limited to certain eligible investors, including tier 4 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $10 million or more.

You may have cash balances from your account automatically invested in shares of the Fund designated as your primary money account. The delay with respect to automatic investment of cash balances in your account in shares of a designated Fund is determined by your tier. For further information regarding the timing of sweeps for each tier, consult your Merrill Lynch Financial Advisor and/or the account agreement and program description of the WCMA service or other Merrill Lynch business account program.
You may also make manual investments of $1,000 or more in any Fund not designated as your primary money account. When purchasing shares, you will be subject to the applicable annual account fee. To receive all the services available as a WCMA service or other Merrill Lynch business account program subscriber, you must complete the account opening process, including completing or supplying requested documentation.
Tax Information

Dividends and distributions of Government Fund, Money Fund and Treasury Fund may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements. Tax-Exempt Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes, but it may also distribute taxable capital gains.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a Fund over another investment. Ask your individual financial intermediary or visit your financial intermediary’s website for more information.

Details About the Funds

Included in this prospectus are sections that tell you about buying and selling shares, management information and shareholder features of BBIF Government Securities Fund (“Government Fund”), BBIF Money Fund (“Money Fund”), BBIF Tax-Exempt Fund (“Tax-Exempt Fund”) and BBIF Treasury Fund (“Treasury Fund”) (each, a “Fund” and collectively, the “Funds”). Each of Government Fund, Money Fund, Tax-Exempt Fund and Treasury Fund is a “feeder fund” that invests all of its assets in a corresponding “master” fund (a “Master LLC”), a mutual fund that has the same objective and strategies as the applicable feeder fund. All investments will be made at the Master LLC level. This structure is sometimes called a “master/feeder” structure. Government Fund invests all of its assets in Master Government Securities LLC (“Government LLC”). Money Fund invests all of its assets in Master Money LLC (“Money LLC”). Tax-Exempt Fund invests all of its assets in Master Tax-Exempt LLC (“Tax-Exempt LLC”). Treasury Fund invests all of its assets in Master Treasury LLC (“Treasury LLC”). For simplicity, this prospectus uses the name of the Fund or the term “Fund” to include the applicable Master LLC in which the Fund invests.

How Each Fund Invests

Each Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
■	Each Fund seeks to maintain a net asset value of $1.00 per share.

■	Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary on page 56.
■	Pursuant to Rule 2a-7, each Fund is subject to a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock Advisors, LLC (“BlackRock”) must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.
■	No Fund will acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. No Fund (other than Tax-Exempt Fund) will acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets, and no Fund will acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. For a discussion of daily liquid assets and weekly liquid assets, please see the Glossary on page 56.

■	Each Fund is ordinarily limited to investing so that immediately following any such acquisition not more than 5% of its total assets will be invested in any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than ½ of 1% of the Fund’s total assets. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.
Government Fund
Investment Objective

Government Fund seeks preservation of capital, current income and liquidity.

Investment Process

In seeking to achieve Government Fund’s investment objective, Fund management varies the kinds of short-term U.S. Government securities held in the Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell, as well as whether to enter into repurchase agreements, based on its assessment of their relative values and future interest rates.

Principal Investment Strategies

Government Fund seeks to achieve its investment objective by investing in a diversified portfolio of short-term marketable securities that are direct U.S. Government obligations with maturities of not more than 397 days (13 months). This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior written notice to shareholders. The Fund also enters into repurchase agreements with banks and securities dealers that involve direct obligations of the U.S. Government.

The Fund may only invest in short-term U.S. Government securities that are issued or guaranteed by U.S. Government entities and are backed by the full faith and credit of the United States, such as:
■	U.S. Treasury obligations;
■	U.S. Government agency securities, including securities issued by the Government National Mortgage Association (“GNMA”);
■	Variable rate U.S. Government agency obligations, which have interest rates that reset periodically prior to maturity based on a specific index or interest rate;
■	Short-term U.S. Government securities with maturities of up to 397 days (13 months); and
■	Repurchase agreements and purchase and sale contracts involving U.S. Government securities described above.
Money Fund
Investment Objective

Money Fund seeks current income, preservation of capital and liquidity.

Investment Process
Fund management will vary the types of short-term securities in Money Fund’s portfolio, as well as the Fund’s average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative value of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur among similar kinds of securities.
Principal Investment Strategies

Money Fund seeks to achieve its investment objective by investing in a diversified portfolio of U.S. dollar denominated short-term securities that mature or reset to a new interest rate within 13 months.
Other than U.S. Government and certain U.S. Government agency securities and certain securities issued by U.S. Government sponsored enterprises or instrumentalities, the Fund only invests in short-term securities that have one of the two highest short-term ratings from a nationally recognized statistical rating organization or unrated instruments that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short-term securities are entitled to the benefit of guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Among the short-term securities the Fund may buy, or the issuers in which the Fund may invest, are:
■	U.S. Government Securities — debt securities issued by and/or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.
■	U.S. Government Agency Securities — debt securities issued by and/or guaranteed as to principal and interest by U.S. Government agencies that are not direct obligations of the U.S. Government. These securities may not be backed by the full faith and credit of the United States.

■	U.S. Government Agencies — entities that are part of or sponsored by the Federal government, such as the Government National Mortgage Association (“GNMA”), the Tennessee Valley Authority or the Federal Housing Administration.

■	U.S. Government-Sponsored Enterprises — private corporations sponsored by the Federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Association, the Student Loan

Marketing Association or the Federal National Mortgage Association. Securities issued by these entities are generally not supported by the full faith and credit of the United States.
■	U.S. Government Instrumentalities — supranational entities sponsored by the U.S. and other governments, such as the World Bank or the Inter-American Development Bank.
■	Bank Money Instruments — obligations of commercial banks or other depository institutions, such as certificates of deposit, bankers’ acceptances, bank notes and time deposits. The Fund may invest only in obligations of savings banks and savings and loan associations organized and operating in the United States. The obligations of commercial banks may be Eurodollar obligations or Yankeedollar obligations. The Fund may invest in Eurodollar obligations only if they, by their terms, are general obligations of the U.S. parent bank. The Fund also may invest up to 25% of its total assets in bank money instruments issued by foreign depository institutions and their foreign branches and subsidiaries.
■	Commercial Paper — obligations, usually of nine months or less, issued by corporations, securities firms and other businesses for short-term funding.

■	Floating Rate Obligations — obligations of government agencies, corporations, depository institutions or other issuers that periodically or automatically reset their interest rate to reflect a current market rate, such as the Federal Funds rate or a bank’s prime rate, or the level of an interest rate index, such as the London Interbank Offered Rate (a well-known short-term interest rate index).

■	Insurance Company Obligations — short-term funding agreements and guaranteed insurance contracts with fixed or floating interest rates.
■	Master Notes — variable principal amount demand instruments issued by securities firms and other corporate issuers.

■	Repurchase Agreements and Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. In a repurchase agreement, the Fund buys a security from another party, which agrees to buy it back at an agreed upon time and price. The Fund may invest in repurchase agreements involving the money market securities described herein. Purchase and sale contracts are similar to repurchase agreements, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.
■	Short-Term Obligations — corporate or foreign government debt and asset-backed securities with a period of 397 days (13 months) or less remaining to maturity.

■	Variable Rate Demand Obligations — floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment periodically or on notice. The Fund also may buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation.
Tax-Exempt Fund
Investment Objective
Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.
Investment Process
Fund management will seek to keep Tax-Exempt Fund’s assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.
Fund management will vary the types of short-term tax-exempt securities in the Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.
Principal Investment Strategies

Tax-Exempt Fund seeks to achieve its investment objective by investing in a diversified portfolio of short-term tax-exempt securities. Under normal circumstances, the Fund will invest at least 80% of its assets in short-term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the Federal alternative minimum tax).

The securities in which the Fund invests mature or reset to a new interest rate within 13 months. Certain short-term tax-exempt securities have maturities longer than 13 months, but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 13 months or less.

The Fund only invests in short-term tax-exempt securities that have one of the two highest ratings from a nationally recognized statistical rating organization or unrated securities that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short-term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Fund does not presently intend to invest more than 25% of its assets in short-term tax-exempt securities of issuers located in a single state.
Among the short-term tax-exempt securities the Fund may buy are:
■	Tax-Exempt Notes — short-term tax-exempt securities often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.
■	Tax-Exempt Commercial Paper — short-term unsecured promissory notes used to finance general short-term credit needs.

■	Tax-Exempt Bonds — long-term tax-exempt securities. The Fund will only invest in long-term tax-exempt bonds that have remaining maturities of 397 days (13 months) or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time. The Fund may invest up to 20% of its assets in certain tax-exempt bonds, known as “private activity bonds,” that may subject certain investors to the Federal alternative minimum tax.
■	Municipal Securities — municipal obligations issued by or on behalf of a state, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund may invest up to 20% of its assets in short-term municipal securities, which may subject investors to the Federal alternative minimum tax. The Fund may also invest in municipal securities that are secured by insurance.

■	Variable Rate Demand Obligations — floating rate securities that combine an interest in a long-term tax-exempt bond with a right to demand payment periodically or on notice. The Fund also may buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.
Treasury Fund
Investment Objective
Treasury Fund seeks preservation of capital, liquidity and current income.
Investment Process

In seeking to achieve Treasury Fund’s investment objective, Fund management varies the kinds of short-term U.S. Treasury securities held in the Fund’s portfolio and its average maturity. Fund management decides which U.S. Treasury securities to buy and sell based on its assessment of their relative values and future interest rates.

Principal Investment Strategies

Treasury Fund seeks to achieve its investment objective by investing exclusively in a diversified portfolio of short-term marketable securities that are direct obligations of the U.S. Treasury. This policy is a non-fundamental policy of Treasury Fund and may not be changed without at least 60 days’ prior written notice to shareholders.

The Fund may invest in short-term U.S. Treasury securities with maturities of up to 397 days (13 months).
Other Strategies Applicable to the Funds
In addition to the principal strategies discussed above, each Fund, as applicable, may also invest or engage in the following investments/strategies:
■	Affiliated Money Market Funds (Money Fund) — Money Fund may invest uninvested cash balances in affiliated money market funds.
■	Borrowing — Each Fund may borrow only to meet redemptions.

■	Illiquid/Restricted Securities — Each Fund may invest up to 5% of its total assets in illiquid securities that it cannot sell within seven days at approximately current value. Each Fund may also invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). Money Fund and Tax-Exempt Fund are each limited to investing up to 10% of its total assets (including any amount invested in illiquid securities) in restricted securities. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.

■	Municipal Lease Obligations (Tax-Exempt Fund) — Municipal lease obligations are participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.
■	Other Eligible Investments (Money Fund) — Money Fund may invest in other money market instruments permitted by the Securities and Exchange Commission (“SEC”) rules governing money market funds.
■	Reverse Repurchase Agreements (Money Fund) — In a reverse repurchase agreement, Money Fund sells a security to another party and agrees to buy it back at a specific time and price. The Fund may engage in reverse repurchase agreements involving the securities described herein.

■	Securities Lending (Money Fund) — Money Fund may lend securities with a value of up to 33 1∕3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

■	Short-Term Tax-Exempt Derivatives (Tax-Exempt Fund) — Short-term tax-exempt derivatives are a variety of securities that generally represent the Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
Investment Risks

This section contains a discussion of the general risks of investing in the Funds. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that a Fund’s performance will be positive for any period of time. An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Principal Risks of Investing in the Funds

■	Asset-Backed Securities Risk (Money Fund) — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.
Money Fund’s investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets. These securities are also subject to the risk of default on the underlying assets, particularly during periods of economic downturn.
Asset-backed securities entail the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■	Credit Risk (Government Fund, Money Fund, Tax-Exempt Fund) — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Extension Risk (Money Fund) — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

■	Foreign Securities Risk (Money Fund) — The Fund may invest in U.S. dollar denominated money market instruments and other U.S. dollar denominated short term debt obligations issued by foreign banks and similar institutions. Although the Fund will invest in these securities only if Fund management determines they are of comparable quality to the Fund’s U.S. investments, investing in securities of foreign issuers involves some additional risks that can increase the chances that the Fund will lose money. These risks include the possibly higher costs of foreign investing, the possibility of adverse political, economic or other developments, and the often smaller size of foreign markets, which may make it difficult for the Fund to buy and sell securities in those markets. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Municipal Securities Risk (Tax-Exempt Fund) — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:
General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
Tax-Exempt Status Risk — In making investments, the Fund and BlackRock will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Fund nor BlackRock will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from federal income tax (contrary to indications from the issuer) could affect the Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.
■	Prepayment Risk (Money Fund) — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
■	Regulatory Risk — In 2010, the SEC adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.
■	Repurchase Agreements and Purchase and Sale Contracts Risks (Government Fund, Money Fund) — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	Taxability Risk (Tax-Exempt Fund) — Tax-Exempt Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by Tax-Exempt Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by Tax-Exempt Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or may otherwise prevent Tax-Exempt Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in Tax-Exempt Fund.

■	Treasury Obligations Risk (Government Fund, Money Fund, Treasury Fund) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
■	U.S. Government Obligations Risk (Money Fund) — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., GNMA); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

■	Variable and Floating Rate Instrument Risk (Government Fund, Money Fund) — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
■	Variable Rate Demand Obligations Risk (Money Fund) — Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
■	Variable Rate Demand Obligations and Municipal or Tax Exempt Derivatives Risk (Tax-Exempt Fund) — Investment in variable rate demand obligations or short-term municipal or tax-exempt derivatives involves credit risk with respect to the financial institution providing Tax-Exempt Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Other Risks of Investing in the Funds

Each Fund (as applicable) may also be subject to certain other risks associated with its investments and investment strategies, including:
■	Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
■	Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

■	Insurance Risk (Tax-Exempt Fund) — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Either the issuer of the municipal security or Tax-Exempt Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Fund may lose money on its investment if the insurance company does not make payments it guarantees. In addition, if the Fund purchases the insurance, it must pay the premiums, which will reduce the Fund’s yield. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

■	Liquidity Risk (Money Fund, Tax-Exempt Fund) — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.
■	Reverse Repurchase Agreements Risk (Money Fund) — Reverse repurchase agreements involve the sale of securities held by Money Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.
■	Securities Lending Risk (Money Fund) — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.
■	Unavailability of Tax-Exempt Securities Risk (Tax-Exempt Fund) — Tax-Exempt Fund’s portfolio represents a significant percentage of the market in short-term tax-exempt securities. A shortage of available high quality short-term tax-exempt securities will affect the yield on the Fund’s portfolio. Tax-Exempt Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

■	When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Account Information

BBIF Multiple Class Structure

Each Fund offers four classes of shares, each with its own ongoing fees, expenses and other features. Each share class represents an ownership interest in the same portfolio investments of the corresponding Fund.
Investors must be eligible to own a particular class of shares. With certain exceptions, a new WCMA service subscriber account or other Merrill Lynch business account program is eligible to purchase and hold only Class 1 Shares for an initial period not exceeding one month. Such period begins on the date the account is activated to purchase the Funds and ends on the first business day of the next month. Thereafter, the share class that an investor will be eligible to purchase or hold will be determined based on the investor’s tier assignment within the relevant program on each valuation date, which means at the end of the day on the last business day of every week, an account value will be calculated for each account and at the end of the month, these weekly values will be used to determine the average weekly account value. Tier assignment is based on the average weekly value of a subscriber’s service relationship. A subscriber’s average weekly service relationship value is currently determined by Merrill Lynch based on the average weekly asset balance of investments, cash, money funds, and/or maximum committed loan amounts held in the subscriber’s WCMA account, together with certain other factors, at the valuation date. If you want more information about the WCMA service or other business account program and tier assignment, please review the Business Investor AccountSM (BIASM) Financial Service and WCMA Financial Service Account Agreement and Program Description Booklet. Your Merrill Lynch Financial Advisor can help explain the WCMA tier for which you qualify and the share class that you are currently eligible to own.
Accounts in an Investment Advisory Service, which means one of the managed money services (discretionary or nondiscretionary) made available from time to time by or through Merrill Lynch or an affiliated company, are eligible to own Class 4 Shares of each Fund.

On each monthly valuation date, your WCMA service or other business program account relationship will be valued to determine to which WCMA tier your service account is assigned and, therefore, which class of shares of the Funds you are then eligible to own. If your tier assignment has changed, and as a result you are entitled to hold a different share class than you currently own, Fund shares in your account will convert automatically to the class you are then eligible to own on the first business day of the next month. This automatic monthly conversion will be made at the net asset value of the two classes on the valuation date, without imposition of a transaction charge or exchange fee or loss of dividends, and will not be a taxable event for Federal income tax purposes. Beginning with the first day of each month, you will hold the class of shares that you are then eligible to own for such month, and any new shares that you acquire during such month, whether through the automatic sweep feature, manual purchases or dividend reinvestment, will be shares of the new class until the first business day of the next month.
In addition, shares purchased through reinvestment of dividends on the class held before the valuation date also will convert automatically to the different share class. The conversion of shares may be modified for investors that participate in certain fee based programs as described in the relevant service account agreement and program description.
The Funds’ shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.
How to Choose the Share Class That Best Suits Your Needs

Each Fund currently offers Class 1, Class 2, Class 3 and Class 4 Shares. Each share class represents an ownership interest in the same portfolio investments of the particular Fund. Each class is subject to ongoing distribution and service fees detailed in the table below under plans adopted pursuant to Rule 12b-1 under the Investment Company Act. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Classes with lower expenses will have higher dividends relative to other share classes.

The tables below summarize the key features of the Funds’ multiple class structure.
Share Classes at a Glance
For subscribers in the WCMA service or another Merrill Lynch business account program:

	Class 1	Class 2	Class 3	Class 4
Who is Eligible to Own?[1]	Limited to tier 1 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be less than $250,000.	Limited to tier 2 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be between $250,000 and $999,999.	Limited to tier 3 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be between $1 million and $9,999,999.	Limited to certain eligible investors, including tier 4 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $10 million or more.
Automatic Conversion to Another Class of the Fund?	Yes. When your WCMA service relationship value is determined to be $250,000 or more.	Yes. When your WCMA service relationship value is determined to be either greater than $999,999 or less than $250,000.	Yes. When your WCMA service relationship value is determined to be either greater than $9,999,999 or less than $1 million.	Yes. When your WCMA service relationship value is determined to be less than $10 million.
Service and Distribution Fees	0.25% Annual Service Fee. 0.75% Annual Distribution Fee.	0.25% Annual Service Fee. 0.425% Annual Distribution Fee.	0.25% Annual Service Fee. 0.125% Annual Distribution Fee.	0.25% Annual Service Fee. 0.125% Annual Distribution Fee.

[1]	Each new subscriber account is eligible to purchase and hold only Class 1 Shares for an initial period not exceeding one month. Such period begins on the account activation date and ends on the next conversion date.
Distribution Plans

Each Fund has adopted plans (the “Plans”) that allow the Fund to pay shareholder servicing and distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act.
Plan Payments

Under each Plan, each class of each Fund’s shares pays a distribution fee to the Distributor and/or its affiliates, including The PNC Financial Services Group, Inc. (“PNC”) and its affiliates, for account maintenance, sales and promotional and marketing activities and services in connection with the sale of shares. The fee may also be used to pay a financial professional or a selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, PNC and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. Each class of each Fund’s shares pays a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund attributable to such shares.
Under the Plans, each Fund also pays shareholder servicing fees to a Financial Intermediary whereby the Financial Intermediary provides support services to customers who own Class 1, Class 2, Class 3 or Class 4 Shares in return for these fees. Each Fund may pay a shareholder servicing fee per year that is a percentage of the average daily net asset value of each class of shares of the Fund. All Fund shares pay this shareholder servicing fee.
In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own a class of a Fund’s shares:
■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Fund shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and
■	Providing other similar shareholder liaison services.
The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a Fund’s shares.
Because the fees paid by a Fund’s shares under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees a Fund pays to its transfer agent, Financial Data Services, Inc. (the “Transfer Agent”), each Fund may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of a Fund or for these other services to the Funds and their shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund through your Financial Intermediary. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of shares of the Fund at any time, for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the WCMA service or any other Merrill Lynch central asset account program at any time for any reason. In addition, each Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.
Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Fund may be transferred to that state.
How to Buy Shares

	Your Choices	Information Important for You to Know
Initial Purchase	Determine the share class that you are eligible to own	Refer to the “Share Classes at a Glance” table in this prospectus (be sure to read the prospectus carefully).
	Determine the amount of your investment	There is no minimum initial investment for a Fund’s shares, but the minimum for the WCMA service and other Merrill Lynch business account program is $20,000 in cash and/or securities.
	Have cash balances from your account automatically invested in shares of the Fund designated as your primary money account	The delay with respect to automatic investment of cash balances in your account in shares of a designated Fund is determined by your tier. For further information regarding the timing of sweeps for each tier, consult your Merrill Lynch Financial Advisor and/or the WCMA service and other Merrill Lynch business account program account agreement and program description.
Have your Merrill Lynch Financial Advisor submit your purchase order	You may make manual investments of $1,000 or more in any Fund not designated as your primary money account.
Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations.

	Your Choices	Information Important for You to Know
Initial Purchase (continued)	Have your Merrill Lynch Financial Advisor submit your purchase order (continued)	Manual purchases of $1,000,000 or more can be made effective on the same day the order is placed, provided certain requirements are met.
Purchase requests received by any Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.
Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of the Fund at any time for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the WCMA service or other Merrill Lynch business account program at any time for any reason.
When purchasing shares, you will be subject to the applicable annual account fee. To receive all the services available as a WCMA service or other Merrill Lynch business account program subscriber, you must complete the account opening process, including completing or supplying requested documentation.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested in the form of additional shares at net asset value.
Transfer Investment to Another Securities Dealer	Redeem shares and reinvest	If you no longer maintain a WCMA service or other Merrill Lynch business account program account at Merrill Lynch, your shares will be automatically redeemed. Shareholders maintaining accounts with dealers other than Merrill Lynch are not entitled to invest in the Funds or to the other services available to WCMA service or other Merrill Lynch business account program subscribers.

How to Sell Shares

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Automatic redemption	Each Fund has instituted an automatic redemption procedure for WCMA service or other Merrill Lynch business account program subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to satisfy debit balances in the account created by (i) securities transactions therein, (ii) Visa® card purchases, cash advances or checks written against the account or (iii) electronic fund transfers or other debits. Each account will be scanned automatically for debits each business day prior to 12 p.m., Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and, to the extent necessary, shares of other Funds or money accounts will be redeemed at net asset value at the 12 p.m., Eastern time, pricing to satisfy remaining debits.
Ask your Merrill Lynch Financial Advisor to arrange for cash to be made available to you	Merrill Lynch will satisfy requests for cash by wiring cash to your bank account or arranging for your Merrill Lynch Financial Advisor to provide you with a check. Redemption requests should not be sent to the Fund or its Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch.
Any required shareholder signatures must be guaranteed (e.g., by a bank or a broker). Redemptions of Fund shares will be confirmed to WCMA service or other Merrill Lynch business account program subscribers (rounded to the nearest share) in their monthly transaction statements.

Fund’s Rights

Each Fund may:
■	Suspend the right of redemption if trading is halted or restricted on the New York Stock Exchange (the “Exchange”) or under other emergency conditions described in the Investment Company Act;

■	Postpone the date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Suspension of Redemptions Upon Liquidation. If the Board of Trustees of a Fund (each, a “Board”), including a majority of the trustees who are not “interested persons” of the Fund as defined in the Investment Company Act, determines that the deviation between a Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may, in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payments of redemption proceeds in order to facilitate the permanent termination of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller accounts, each Fund may redeem shares in your account if the net asset value of your account falls below $1,000 due to redemptions you have made. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.
Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Boards have evaluated the risks of market timing activities by the Funds’ shareholders and have determined that due to (i) the Funds’ policy of seeking to maintain the Funds’ net asset value per share at $1.00 each day, (ii) the nature of the Funds’ portfolio holdings, and (iii) the nature of the Funds’ shareholders, it is unlikely that (a) market timing would be attempted by the Funds’ shareholders or (b) any attempts to market time the Funds by shareholders would result in a negative impact to the Funds or their shareholders. As a result, the Boards have not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Master/Feeder Structure

Each of Government Fund, Money Fund, Tax-Exempt Fund and Treasury Fund is a “feeder” fund that invests all of its assets in Government LLC, Money LLC, Tax-Exempt LLC or Treasury LLC, respectively. Investors in a Fund will acquire an indirect interest in its corresponding Master LLC.
Each Master LLC may accept investments from other feeder funds, and all the feeder funds of a Master LLC bear that Master LLC’s expenses in proportion to their assets. This structure may enable each Fund to reduce costs through economies of scale. If a Master LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from that Master LLC from different feeder funds may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to a Master LLC on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same Master LLC. Information about other feeder funds, if any, is available by calling (800) 626-1960.

Whenever a Master LLC holds a vote of its feeder funds, each Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of a Master LLC.

A Fund may withdraw from the corresponding Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to directly manage the Fund’s assets.

Management of the Funds

BlackRock

BlackRock, each Master LLC’s investment adviser, manages each Master LLC’s investments and its business operations subject to the oversight of each Fund’s Board and the Board of Directors of each Master LLC. While BlackRock is ultimately responsible for the management of the Master LLCs, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.
BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Investment Management, LLC (the “Sub-Adviser”), the sub-adviser to Tax-Exempt LLC and an affiliate of BlackRock, is a registered investment adviser and a commodity pool operator that was organized in 1999. BlackRock and its affiliates had approximately $3.857 trillion in investment company and other portfolio assets under management as of June 30, 2013.
BlackRock serves as manager to each Master LLC pursuant to separate management agreements (each a “Management Agreement”). Pursuant to each Management Agreement, BlackRock is entitled to fees computed daily and payable monthly at the maximum annual management fee rate (as a percentage of average daily net assets) with respect to each Master LLC calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $500 million	0.250%
$500 million — $1 billion	0.175%
Greater than $1 billion	0.125%

BlackRock and the Distributor have contractually agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, if any) of each share class of certain Funds at the levels shown below and in the respective Fund’s fees and expenses table in the “Fund Overview” section. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock and the Distributor have agreed to waive and/or reimburse direct fees or expenses to ensure that the net expenses as a percentage of a Fund’s net assets for (i) Class 2 Shares are 0.32% higher (for Government Fund and Money Fund) and 0.35% higher (for Tax-Exempt Fund and Treasury Fund) than those of each Master LLC’s initial feeder fund and (ii) Class 3 and Class 4 Shares of each Fund are equal to those of the corresponding Master LLC’s initial feeder fund until August 1, 2014. The contractual agreement may be terminated with respect to each Fund upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. These expense caps do not take into account any voluntary waivers that may be implemented with respect to the corresponding BIF Fund by BlackRock or the Distributor.
For the fiscal year ended March 31, 2013, BlackRock received management fees, net of any applicable waivers, as a percentage of average daily net assets, from each Master LLC as follows:

Fund	Paid to BlackRock (net of any applicable waivers)
Government LLC	0.039%
Money LLC	0.135%
Tax-Exempt LLC	0.065%
Treasury LLC	0.048%

BlackRock, on behalf of Tax-Exempt LLC, has entered into a sub-advisory agreement with the Sub-Adviser, under which the Sub-Adviser is responsible for the day-to-day management of Tax-Exempt LLC’s portfolio. BlackRock pays the Sub-Adviser for the services it provides a monthly fee at an annual rate equal to a percentage of the management fee BlackRock receives from Tax-Exempt LLC.
A discussion of the basis for the approval by each Fund’s Board and each Master LLC’s Board of Directors of the applicable Management Agreement with BlackRock and, with respect to Tax-Exempt LLC, the sub-advisory agreement between BlackRock and the Sub-Adviser, is included in such Fund’s semi-annual shareholder report for the fiscal period ended September 30, 2012.

BlackRock also acts as each Fund’s administrator. Each Fund pays BlackRock an administration fee at the annual rate of 0.25% of the average daily net assets of that Fund.

For the fiscal year ended March 31, 2013, BlackRock received administration fees, net of any applicable waivers, as a percentage of average daily net assets, from each Fund as follows:

Fund	Paid to BlackRock (net of any applicable waivers)
Government Fund	0.017%
Money Fund	0.099%
Tax-Exempt Fund	0.001%
Treasury Fund	0.002%

BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund and the applicable Master LLC to maintain minimum levels of daily net investment income. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate having positions that are adverse to those of the Funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates in connection with the Funds’ portfolio investment transactions.
Under a securities lending program approved by Money LLC’s Board of Directors, Money LLC has retained an Affiliate of BlackRock to serve as the securities lending agent for Money LLC to the extent that Money LLC participates in the securities lending program. For these services, the lending agent will receive a fee from Money LLC, including a fee based on the returns earned on Money LLC’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which Money LLC may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Valuation of Fund Investments

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates the net asset value at 12 p.m. Eastern time on each business day that the Exchange or New York banks are open, immediately after the daily declaration of dividends. Both the Exchange and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the only scheduled days on which the Exchange is open and New York banks are closed are Columbus Day and Veterans Day. The only scheduled day on which New York banks are open and the Exchange is closed is Good Friday. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Funds.

The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.
Generally, trading in foreign securities, U.S. Government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

Each Fund may accept orders from certain authorized Financial Intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

Each Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Income dividends are reinvested daily and capital gains dividends are reinvested at least annually in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. In most cases, shareholders will receive statements monthly about such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Money Fund, Government Fund and Treasury Fund anticipate that most of the distributions will be taxed as ordinary income, although each Fund may distribute capital gains as well. Tax-Exempt Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes, but it may also distribute taxable capital gains.

You will pay tax on ordinary income dividends from a Fund whether you receive them in cash or additional shares. If you redeem shares of a Fund or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will generally not be eligible for taxation at the reduced rate. Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of capital gain dividends you received that year. Capital gain dividends are taxable to you for Federal income tax purposes as long-term capital gains, regardless of how long you held your shares.
If the value of assets held by a Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time. Dividends of ordinary income and capital gains, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in your account has been reduced as described above.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2014, certain distributions reported by the Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder will be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by Money Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investment) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates. However, this tax will not apply to certain amounts that are already excludable from gross income, such as interest on tax-exempt bonds.
By law, your dividends will be subject to a 28% withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.
Tax-Exempt Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. To the extent that the dividends distributed by Tax- Exempt Fund are from bond interest income that is excludable from gross income for Federal income tax purposes and are designated by Tax-Exempt Fund as “exempt-interest dividends,” they are exempt from Federal income tax. Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes. Certain investors may be subject to the Federal alternative minimum tax on dividends attributable to Tax-Exempt Fund’s investments in private activity bonds.

There is a possibility that events occurring after the date of issuance of a security, or after Tax-Exempt Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by Tax-Exempt Fund shareholders to be taxable to those shareholders in the year of receipt.
Generally, within 60 days after the end of Tax-Exempt Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you for Federal income tax purposes as long-term capital gains, regardless of how long you have held your shares.

A 30% withholding tax may be imposed on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It does not address the specific potential state and/or local tax consequences of your investment and is not a substitute for personal tax advice. Some states exempt from personal income tax the portion of dividends paid by regulated investment companies, such as the Funds, that are derived from interest on certain obligations of the United States, if the regulated investment company meets certain requirements. Consult your personal tax adviser about the potential tax consequences of an investment in each Fund under all applicable tax laws.

Financial Highlights

The Financial Highlights tables are intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in each indicated Fund’s Annual Report, which is available upon request.

Government Fund

	Class 1
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0019
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0001	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0001	0.0001	0.0019
Dividends and distributions from:[3]
Net investment income	(0.0000) [2]	(0.0000) [2]	(0.0000) [2]	(0.0002)	(0.0019)
Net realized gain	(0.0000) [2]	(0.0000) [2]	(0.0001)	(0.0000) [2]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0002)	(0.0019)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.01%	0.02%	0.19%
Ratios to Average Net Assets[5]
Total expenses	1.40% [6]	1.41% [6]	1.46% [6]	1.50%	1.61%
Total expenses after fees waived and reimbursed	0.14% [6]	0.07% [6]	0.18% [6]	0.22%	1.06%
Net investment income	0.00% [6]	0.00% [6]	0.00% [6]	0.00%	0.19%
Supplemental Data
Net assets, end of year (000)	$ 12,860	$ 8,850	$ 7,132	$ 13,270	$ 9,160

[1]	Amount is less than $0.00005 per share.
[2]	Amount is greater than $(0.00005) per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%, 0.24% and 0.21%, for the years ended March 31, 2013, March 31, 2012 and March 31, 2011, respectively.

Financial Highlights (continued)

Government Fund (continued)

	Class 2
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	(0.0000) [2]	0.0000 [1]	0.0051
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0000	0.0001	0.0000	0.0052
Dividends and distributions from:[3]
Net investment income	(0.0000) [2]	(0.0000) [2]	(0.0000) [2]	(0.0002)	(0.0051)
Net realized gain	(0.0000) [2]	(0.0000) [2]	(0.0001)	(0.0000) [2]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0002)	(0.0051)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.01%	0.02%	0.51%
Ratios to Average Net Assets[5]
Total expenses	1.06% [6]	1.05% [6]	1.13% [6]	1.18%	1.27%
Total expenses after fees waived and reimbursed	0.14% [6]	0.07% [6]	0.18% [6]	0.21%	0.76%
Net investment income	0.00% [6]	0.00% [6]	(0.00)% [6]	0.00%	0.51%
Supplemental Data
Net assets, end of year (000)	$ 16,611	$ 42,220	$ 48,804	$ 60,953	$ 70,723

[1]	Amount is less than $0.00005 per share.
[2]	Amount is greater than $(0.00005) per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%, 0.24% and 0.21%, for the years ended March 31, 2013, March 31, 2012 and March 31, 2011, respectively.

Financial Highlights (continued)

Government Fund (continued)

	Class 3
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0070
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0000	0.0001	0.0000	0.0071
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0002)	(0.0070)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0000) [3]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0002)	(0.0070)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.01%	0.02%	0.70%
Ratios to Average Net Assets[5]
Total expenses	0.75% [6]	0.74% [6]	0.83% [6]	0.88%	0.97%
Total expenses after fees waived and reimbursed	0.14% [6]	0.07% [6]	0.18% [6]	0.21%	0.55%
Net investment income	0.00% [6]	0.00% [6]	0.00% [6]	0.00%	0.68%
Supplemental Data
Net assets, end of year (000)	$ 58,380	$104,375	$ 94,019	$135,353	$159,693

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%, 0.24% and 0.21%, for the years ended March 31, 2013, March 31, 2012 and March 31, 2011, respectively.

Financial Highlights (continued)

Government Fund (concluded)

	Class 4
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0070
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0000	0.0001	0.0000	0.0071
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0002)	(0.0070)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0000) [3]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0002)	(0.0070)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.01%	0.02%	0.70%
Ratios to Average Net Assets[5]
Total expenses	0.74% [6]	0.74% [6]	0.81% [6]	0.87%	0.96%
Total expenses after fees waived and reimbursed	0.14% [6]	0.07% [6]	0.18% [6]	0.22%	0.56%
Net investment income	0.00% [6]	0.00% [6]	0.00% [6]	0.00%	0.72%
Supplemental Data
Net assets, end of year (000)	$103,434	$254,817	$138,105	$150,166	$262,476

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%, 0.24% and 0.21%, for the years ended March 31, 2013, March 31, 2012 and March 31, 2011, respectively.

Financial Highlights (continued)

Money Fund

	Class 1
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0003	0.0112
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0000	0.0001	0.0003	0.0113
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0003)	(0.0112)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0000) [3]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0003)	(0.0112)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.01%	0.04%	1.12%
Ratios to Average Net Assets[5]
Total expenses	1.53%	1.51% [6]	1.50%	1.53%	1.55%
Total expenses after fees waived	0.31%	0.28% [6]	0.38%	0.50%	1.49%
Net investment income	0.00%	0.00% [6]	0.00% [6]	0.03%	1.13%
Supplemental Data
Net assets, end of year (000)	$331,423	$385,378	$518,902	$573,592	$563,107

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

Financial Highlights (continued)

Money Fund (continued)

	Class 2
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0001	0.0004	0.0004	0.0169
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0001	0.0005	0.0004	0.017
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0001)	(0.0004)	(0.0004)	(0.0169)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0000) [3]	—
Total dividends and distributions	(0.0000)	(0.0001)	(0.0005)	(0.0004)	(0.0169)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.01%	0.05%	0.05%	1.71%
Ratios to Average Net Assets[5]
Total expenses	1.16%	1.15% [6]	1.14%	1.16%	1.18%
Total expenses after fees waived	0.31%	0.27% [6]	0.34%	0.50%	0.92%
Net investment income	0.00%	0.01% [6]	0.04%	0.04%	1.71%
Supplemental Data
Net assets, end of year (000)	$380,400	$1,284,551	$1,523,283	$1,980,211	$2,165,760

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

Financial Highlights (continued)

Money Fund (continued)

	Class 3
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0001	0.0004	0.0010	0.0201
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0001	0.0005	0.0010	0.0202
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0001)	(0.0004)	(0.0010)	(0.0201)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0000) [3]	—
Total dividends and distributions	(0.00000	(0.0001)	(0.0005)	(0.0010)	(0.0201)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.01%	0.05%	0.11%	2.03%
Ratios to Average Net Assets[5]
Total expenses	0.84%	0.84% [6]	0.83%	0.85%	0.87%
Total expenses after fees waived	0.31%	0.27% [6]	0.34%	0.43%	0.59%
Net investment income	0.00%	0.01% [6]	0.04%	0.10%	2.03%
Supplemental Data
Net assets, end of year (000)	$ 749,977	$1,790,033	$1,975,795	$2,711,575	$2,785,930

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

Financial Highlights (continued)

Money Fund (concluded)

	Class 4
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0001	0.0004	0.0010	0.0201
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0001	0.0005	0.0010	0.0202
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0001)	(0.0004)	(0.0010)	(0.0201)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0000) [3]	—
Total dividends and distributions	(0.0000)	(0.0001)	(0.0005)	(0.0010)	(0.0201)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.01%	0.05%	0.11%	2.03%
Ratios to Average Net Assets[5]
Total expenses	0.84%	0.84% [6]	0.83%	0.85%	0.87%
Total expenses after fees waived	0.31%	0.27% [6]	0.34%	0.42%	0.59%
Net investment income	0.00%	0.01% [6]	0.04%	0.10%	2.01%
Supplemental Data
Net assets, end of year (000)	$1,357,416	$2,046,505	$1,738,520	$1,718,868	$1,741,954

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

Financial Highlights (continued)

Tax-Exempt Fund

	Class 1
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0003	0.0051
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0003	0.0051
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0001)	(0.0000) [3]	(0.0003)	(0.0051)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	—	—
Total dividends and distributions	(0.0000)	(0.0001)	(0.0000)	(0.0003)	(0.0051)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.01%	0.00%	0.03%	0.51%
Ratios to Average Net Assets[5]
Total expenses	1.53% [6]	1.52% [6]	1.53%	1.52%	1.55%
Total expenses after fees waived and reimbursed	0.24% [6]	0.24% [6]	0.41%	0.54%	1.30%
Net investment income	0.00% [6]	0.00% [6]	0.00%	0.03%	0.46%
Supplemental Data
Net assets, end of year (000)	$ 46,498	$ 22,689	$ 23,650	$ 33,099	$ 35,937

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	For the years ended March 31, 2013 and March 31, 2012, includes the Fund’s share of the Master LLC’s allocated fees waived of 0.09% and 0.03%, respectively.

Financial Highlights (continued)

Tax-Exempt Fund (continued)

	Class 2
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0001	0.0004	0.0004	0.0093
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0001	0.0004	0.0004	0.0093
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0001)	(0.0004)	(0.0004)	(0.0093)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	—	—
Total dividends and distributions	(0.0000)	(0.0001)	(0.0004)	(0.0004)	(0.0093)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.01%	0.04%	0.04%	0.93%
Ratios to Average Net Assets[5]
Total expenses	1.17% [6]	1.15% [6]	1.17%	1.17%	1.22%
Total expenses after fees waived and reimbursed	0.24% [6]	0.24% [6]	0.37%	0.53%	0.90%
Net investment income	0.00% [6]	0.00% [6]	0.04%	0.04%	0.94%
Supplemental Data
Net assets, end of year (000)	$ 46,969	$ 93,113	$120,548	$152,771	$168,665

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	For the years ended March 31, 2013 and March 31, 2012, includes the Fund’s share of the Master LLC’s allocated fees waived of 0.09% and 0.03%, respectively.

Financial Highlights (continued)

Tax-Exempt Fund (continued)

	Class 3
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0001	0.0004	0.0008	0.0125
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0001	0.0004	0.0008	0.0125
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0001)	(0.0004)	(0.0008)	(0.0125)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	—	—
Total dividends and distributions	(0.0000)	(0.0001)	(0.0004)	(0.0008)	(0.0125)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.01%	0.04%	0.08%	1.26%
Ratios to Average Net Assets[5]
Total expenses	0.87% [6]	0.84% [6]	0.87%	0.86%	0.92%
Total expenses after fees waived and reimbursed	0.24% [6]	0.24% [6]	0.37%	0.48%	0.58%
Net investment income	0.00% [6]	0.00% [6]	0.04%	0.09%	1.24%
Supplemental Data
Net assets, end of year (000)	$139,022	$223,118	$289,418	$405,215	$480,247

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	For the years ended March 31, 2013 and March 31, 2012, includes the Fund’s share of the Master LLC’s allocated fees waived of 0.09% and 0.03%, respectively.

Financial Highlights (continued)

Tax-Exempt Fund (concluded)

	Class 4
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0001	0.0004	0.0008	0.0125
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0001	0.0004	0.0008	0.0125
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0001)	(0.0004)	(0.0008)	(0.0125)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	—	—
Total dividends and distributions	(0.0000)	(0.0001)	(0.0004)	(0.0008)	(0.0125)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.01%	0.04%	0.08%	1.26%
Ratios to Average Net Assets[5]
Total expenses	0.86% [6]	0.84% [6]	0.85%	0.86%	0.91%
Total expenses after fees waived and reimbursed	0.24% [6]	0.24% [6]	0.36%	0.48%	0.58%
Net investment income	0.00% [6]	0.00% [6]	0.04%	0.09%	1.22%
Supplemental Data
Net assets, end of year (000)	$134,061	$197,117	$336,880	$297,960	$395,636

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	For the years ended March 31, 2013 and March 31, 2012, includes the Fund’s share of the Master LLC’s allocated fees waived of 0.09% and 0.03%, respectively.

Financial Highlights (continued)

Treasury Fund

	Class 1
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0015
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0001	0.0001
Net increase from investment operations	0.0000	0.0000	0.0001	0.0001	0.0016
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0002)	(0.0015)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0000) [3]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0002)	(0.0015)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.01%	0.02%	0.15%
Ratios to Average Net Assets[5]
Total expenses	1.38% [6]	1.34% [6]	1.41% [6]	1.45%	1.50%
Total expenses after fees waived and reimbursed	0.10% [6]	0.05% [6]	0.16% [6]	0.20%	0.91%
Net investment income	0.00% [6]	0.00% [6]	0.00% [6]	0.00%	0.12%
Supplemental Data
Net assets, end of year (000)	$ 48,714	$ 16,837	$ 15,797	$ 25,132	$ 23,784

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%, 0.15% and 0.08%, for the years ended March 31, 2013, March 31, 2012 and March 31, 2011, respectively.

Financial Highlights (continued)

Treasury Fund (continued)

	Class 2
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001	0.0041
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0001	0.0001
Net increase from investment operations	0.0000	0.0000	0.0001	0.0002	0.0042
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0002)	(0.0041)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0000) [3]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0002)	(0.0041)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.01%	0.03%	0.41%
Ratios to Average Net Assets[5]
Total expenses	1.03% [6]	1.00% [6]	1.08% [6]	1.12%	1.17%
Total expenses after fees waived and reimbursed	0.10% [6]	0.05% [6]	0.16% [6]	0.20%	0.70%
Net investment income	0.00% [6]	0.00% [6]	0.00% [6]	0.01%	0.33%
Supplemental Data
Net assets, end of year (000)	$ 54,826	$108,916	$124,947	$160,005	$225,289

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%, 0.15% and 0.08%, for the years ended March 31, 2013, March 31, 2012 and March 31, 2011, respectively.

Financial Highlights (continued)

Treasury Fund (continued)

	Class 3
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001	0.0064
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0001	0.0001
Net increase from investment operations	0.0000	0.0000	0.0001	0.0002	0.0065
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0002)	(0.0064)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0000) [3]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0002)	(0.0064)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.01%	0.03%	0.64%
Ratios to Average Net Assets[5]
Total expenses	0.73% [6]	0.69% [6]	0.78% [6]	0.81%	0.87%
Total expenses after fees waived and reimbursed	0.10% [6]	0.05% [6]	0.16% [6]	0.20%	0.50%
Net investment income	0.00% [6]	0.00% [6]	0.00% [6]	0.01%	0.50%
Supplemental Data
Net assets, end of year (000)	$243,886	$387,165	$405,216	$445,844	$640,439

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%, 0.15% and 0.08%, for the years ended March 31, 2013, March 31, 2012 and March 31, 2011, respectively.

Financial Highlights (concluded)

Treasury Fund (concluded)

	Class 4
	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001	0.0064
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0001	0.0001
Net increase from investment operations	0.0000	0.0000	0.0001	0.0002	0.0065
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0002)	(0.0064)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0000) [3]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0002)	(0.0064)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.01%	0.03%	0.64%
Ratios to Average Net Assets[5]
Total expenses	0.72% [6]	0.69% [6]	0.78% [6]	0.81%	0.87%
Total expenses after fees waived and reimbursed	0.10% [6]	0.04% [6]	0.15% [6]	0.19%	0.50%
Net investment income	0.00% [6]	0.00% [6]	0.00% [6]	0.01%	0.53%
Supplemental Data
Net assets, end of year (000)	$559,807	$747,313	$454,484	$547,903	$592,932

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%, 0.15% and 0.08%, for the years ended March 31, 2013, March 31, 2012 and March 31, 2011, respectively.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses
Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program.
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.

Delivery of Shareholder Documents

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Financial Intermediary.

Certain Fund Policies

Anti-Money Laundering Requirements

Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries; it will be used only for compliance with the requirements of the Patriot Act.

Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.
BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the SAI.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.

Administration Fee — a fee paid to BlackRock for providing administrative services to a Fund.
Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund (and the Master LLC, if applicable).
Daily Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.

Dollar-Weighted Average Life — the dollar-weighted average maturity of a Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average.

Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in a Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity.
Management Fees — fees paid to BlackRock for managing the Master LLCs.

Other Expenses — include transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate Financial Intermediaries for shareholder servicing activities.
Weekly Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Yield — the income generated by an investment in a Fund.

For More Information

Funds and Service Providers

THE FUNDS
BBIF Government Securities Fund
BBIF Money Fund
BBIF Tax-Exempt Fund
BBIF Treasury Fund
100 Bellevue Parkway
Wilmington, Delaware 19809
Written Correspondence:
c/o Financial Data Services, Inc.
P.O. Box 45290
Jacksonville, Florida 32231-5290
Overnight Mail:
c/o Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210
MANAGER AND ADMINISTRATOR
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
SUB-ADVISER

For BBIF Tax-Exempt Fund:
BlackRock Investment Management, LLC
1 University Square Drive
Princeton, New Jersey 08540-6455

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116
ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
100 Summer Street
Boston, Massachusetts 02110
DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022
CUSTODIAN
State Street Bank and Trust Company
100 Summer Street
Boston, Massachusetts 02110
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

For more information:
This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:
Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund’s investments.
Statement of Additional Information
A Statement of Additional Information (“SAI”), dated July 29, 2013, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Funds’ annual and semi-annual reports, by calling (800) 626-1960. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services
Representatives are available on any business day to discuss mutual fund prospectuses, literature, programs and services available. Call: (800) 626-1960.

Purchases and Redemptions and Account Information
Call your Financial Intermediary or Financial Data Services, Inc. at (800) 221-7210.
World Wide Web
General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/moneymarketreports. Mutual fund prospectuses and literature can also be requested via this website.
Written Correspondence
BBIF Government Securities Fund
BBIF Money Fund
BBIF Tax-Exempt Fund
BBIF Treasury Fund
c/o Financial Data Services, Inc.
P.O. Box 45290
Jacksonville, Florida 32231
Overnight Mail
BBIF Government Securities Fund
BBIF Money Fund
BBIF Tax-Exempt Fund
BBIF Treasury Fund
c/o Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Internal Wholesalers/Broker Dealer Support
Available on any business day to support investment professionals. Call: (800) 626-1960.

Portfolio Characteristics and Holdings
A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 626-1960.

Securities and Exchange Commission
You may also view and copy public information about the Funds, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge can be obtained by calling (800) SEC-0330.
You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
BBIF GOVERNMENT SECURITIES FUND
INVESTMENT COMPANY ACT FILE # 811-21197
BBIF MONEY FUND
INVESTMENT COMPANY ACT FILE # 811-21196
BBIF TAX-EXEMPT FUND
INVESTMENT COMPANY ACT FILE # 811-21198
BBIF TREASURY FUND
INVESTMENT COMPANY ACT FILE # 811-21199

© BlackRock Advisors, LLC

PRO-BBIF-0713

STATEMENT OF ADDITIONAL INFORMATION

BBIF Government Securities Fund
BBIF Money Fund
BBIF Tax-Exempt Fund
BBIF Treasury Fund
100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 626-1960

This Statement of Additional Information of BBIF Government Securities Fund, BBIF Money Fund, BBIF Tax-Exempt Fund and BBIF Treasury Fund (collectively, the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 29, 2013, which has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by calling (800) 626-1960 or by writing to the Funds at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of this Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. The audited financial statements of each Fund and the corresponding master limited liability company in which it invests are incorporated into this Statement of Additional Information by reference to each Fund’s 2013 Annual Report. You may request a copy of each Annual Report at no charge by calling (800) 626-1960 on any business day.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

Class	BBIF Government Securities Fund: Ticker Symbol	BBIF Money Fund: Ticker Symbol	BBIF Tax-Exempt Fund: Ticker Symbol	BBIF Treasury Fund: Ticker Symbol
Class 1 Shares	N/A	N/A	N/A	N/A
Class 2 Shares	N/A	N/A	N/A	N/A
Class 3 Shares	N/A	N/A	N/A	N/A
Class 4 Shares	N/A	N/A	N/A	N/A

BlackRock Advisors, LLC — Manager
BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is July 29, 2013.

PART I: INFORMATION ABOUT BBIF Government Securities Fund,

BBIF Money Fund, BBIF Tax-Exempt Fund and BBIF Treasury Fund

Part I of this Statement of Additional Information sets forth information about BBIF Government Securities Fund (“Government Fund”), BBIF Money Fund (“Money Fund”), BBIF Tax-Exempt Fund (“Tax-Exempt Fund”) and BBIF Treasury Fund (“Treasury Fund”) (each, a “Fund” and collectively, the “Funds”). It includes information about each Fund’s Board of Trustees (each, a “Board”), the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund. This Part I should be read in conjunction with each Fund’s Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund.
Each Fund is a “feeder” fund that invests all of its assets in Master Government Securities LLC (“Government LLC”), Master Money LLC (“Money LLC”), Master Tax-Exempt LLC (“Tax-Exempt LLC”) or Master Treasury LLC (“Treasury LLC”), as applicable (each, a “Master LLC” and collectively, the “Master LLCs”), which has the same investment objective and strategies as the corresponding Fund. All investments are made at the Master LLC level. Each Fund’s investment results will correspond directly to the investment results of the applicable Master LLC. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the name of the Fund or the term “Fund” to include the underlying Master LLC.

I. Investment Objectives and Policies
Government Fund

Government Fund is a money market fund. The investment objective of Government Fund is to seek preservation of capital, current income and liquidity. Government Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the affirmative vote of a majority of Government Fund’s outstanding shares as defined in the Investment Company Act. Government Fund seeks to achieve its investment objective by investing exclusively in a diversified portfolio of short-term marketable securities that are direct obligations of the U.S. Government and repurchase agreements pertaining to such securities. Government Fund is classified as a diversified open-end investment company under the Investment Company Act.

Direct U.S. Government obligations consist of securities that are issued, and/or guaranteed as to principal and interest, by the U.S. Government and are backed by the full faith and credit of the United States, including securities issued by the Government National Mortgage Association. Government Fund may not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or U.S. Government sponsored enterprises that are not backed by the full faith and credit of the United States. There can be no assurance that the investment objective of Government Fund will be realized.
Government Fund may invest in the U.S. Government securities described above pursuant to repurchase agreements. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security from Government Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

For purposes of its investment policies, Government Fund defines short-term U.S. Government securities as securities that have a maturity of not more than 397 days (13 months). The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less. Investment in Government Fund shares offers several potential benefits. By utilizing professional money market management and block purchases of securities, Government Fund seeks to provide as high a yield potential, consistent with its investment objective, as is available from investments in short-term U.S. Government securities. It provides high liquidity because of its redemption features and seeks the reduced market risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term U.S. Government securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

Money Fund

Money Fund is a money market fund. The investment objective of Money Fund is to seek current income, preservation of capital and liquidity. Money Fund’s investment objective is a fundamental policy of the Fund that may not be changed without the affirmative vote of a majority of Money Fund’s outstanding shares as defined in the Investment Company Act. Money Fund seeks to achieve its investment objective by investing in a diversified portfolio of short-term money market securities. There can be no assurance that the investment objective of Money Fund will be realized. Money Fund is classified as a diversified open-end investment company under the Investment Company Act.

Money Fund’s investments will be in instruments with a remaining maturity of 397 days (13 months) or less. Other than its investments in U.S. Government securities and U.S. Government agency securities, and in certain securities issued by U.S. Government sponsored enterprises and U.S. Government instrumentalities, Money Fund invests only in short-term securities that have received a short-term rating, or that have been issued by issuers that have received a short-term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest short-term rating categories or, if neither the instrument nor its issuer is so rated, are of comparable quality as determined by the Board of Money Fund or by BlackRock Advisors, LLC (“BlackRock” or the “Manager”) pursuant to delegated authority. Money Fund will determine the remaining maturity of its investments in accordance with the Commission’s regulations. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.
Investment in Money Fund shares offers several potential benefits. By utilizing professional money market management, block purchases of securities and yield improvement techniques, Money Fund seeks to provide as high a yield potential, consistent with its investment objective, as is available through investment in short-term money market securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

In managing Money Fund, the Manager will employ a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based on its assessment of the relative values of the various securities and future interest rate patterns. These assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager also will seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there frequently are differences in yields between the various types of money market securities. Money Fund seeks to enhance yield by purchasing and selling securities based on these yield differences.
Tax-Exempt Fund

Tax-Exempt Fund is a tax-exempt money market fund. The investment objective of Tax-Exempt Fund is to seek current income exempt from Federal income tax, preservation of capital and liquidity. Tax-Exempt Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the affirmative vote of a majority of Tax-Exempt Fund’s outstanding shares as defined in the Investment Company Act. Tax-Exempt Fund seeks to achieve its investment objective by investing in a diversified portfolio of short-term, high quality money market securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (and does not subject investors to the Federal alternative minimum tax) (“Tax-Exempt Securities”). Tax-Exempt Fund is classified as a diversified open-end investment company under the Investment Company Act.
Tax-Exempt Fund may invest up to 20% of its assets in certain otherwise Tax-Exempt Securities that are classified as “private activity bonds,” which may subject certain investors to the Federal alternative minimum tax. There can be no assurance that the investment objective of Tax-Exempt Fund will be realized.
Under normal circumstances, Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (and not treated as a preference item includable in taxable income for purposes of the Federal alternative minimum tax) or invests in securities so that at least 80% of the income that it distributes will be exempt from Federal income tax (including the Federal alternative minimum tax). For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of Tax-Exempt Fund’s outstanding shares.

Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Tax-Exempt Securities with longer maturities tend to produce higher yields. Interest rates in the short-term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of Tax-Exempt Securities held by Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.
Tax-Exempt Securities in which Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes issued generally to finance short-term credit needs. Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short-term maturity and quality standards of Tax-Exempt Fund. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.
Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Tax-Exempt Securities whose issuers are located in the same state. Tax-Exempt Fund does not intend to invest more than 25% of its total assets in private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long-term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short-term to allow such instruments to qualify as eligible investments for money market funds such as Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects Tax-Exempt Fund’s net asset value.
Investment in Tax-Exempt Fund’s shares offers several potential benefits. By utilizing professional money market management and block purchases of securities, Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its investment objective, as is available from investments in short-term tax-exempt securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

Treasury Fund

Treasury Fund is a money market fund. The investment objective of Treasury Fund is to seek preservation of capital, liquidity and current income. Treasury Fund seeks to achieve its investment objective by investing exclusively in a diversified portfolio of short-term marketable securities that are direct obligations of the U.S. Treasury. Treasury Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the affirmative vote of a majority of Treasury Fund’s outstanding shares as defined in the Investment Company Act. Treasury Fund is classified as a diversified open-end investment company under the Investment Company Act.
Preservation of capital is a prime investment objective of Treasury Fund and the direct U.S. Treasury obligations in which it invests are generally considered to have the lowest principal risk among money market securities. Historically, direct U.S. Treasury obligations have generally had lower rates of return than other money market securities that are subject to greater risk.

For purposes of its investment objective, Treasury Fund defines short-term marketable securities, which are direct obligations of the U.S. Treasury, as any U.S. Treasury obligations having maturities of no more than 397 days (13 months). The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.

Investment in Treasury Fund shares offers several potential benefits. By utilizing professional money market management and block purchases of securities, Treasury Fund seeks to provide as high a yield potential, consistent with its investment objective, as is available through investment in short-term U.S. Treasury obligations. It provides high liquidity because of its redemption features and seeks the reduced market risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in U.S. Treasury securities, such as coordinating maturities and reinvestments, and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

* * *
Set forth below is a listing of some of the types of investments and investment strategies that the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see Part II of this Statement of Additional Information for further information on these investments and investment strategies.

Information that does not apply to a Fund does not form a part of that Fund’s Statement of Additional Information and should not be relied on by investors in such Fund.

Only information that is clearly identified as applicable to a Fund is considered to form a part of that Fund’s Statement of Additional Information.

	Government Fund	Money Fund	Tax-Exempt Fund	Treasury Fund
Bank Money Instruments		X
Commercial Paper and Other Short-Term Obligations		X
Foreign Bank Money Instruments		X
Foreign Short-Term Debt Instruments		X
Forward Commitments	X	X		X
Investment in Other Investment Companies	X	X	X	X
Municipal Investments		X	X
Municipal Securities			X
Municipal Securities — Derivative Products		X	X
Municipal Notes			X
Municipal Commercial Paper			X
Municipal Lease Obligations			X
Municipal Securities — Short-Term Maturity Standards			X
Municipal Securities — Quality Standards			X
Municipal Securities — Other Factors			X
Single State Risk
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs		X	X
Purchase of Securities with Fixed Price “Puts”			X
Repurchase Agreements and Purchase and Sale Contracts	X	X
Reverse Repurchase Agreements		X
Rule 2a-7 Requirements	X	X	X	X
Securities Lending		X
Structured Notes
Taxable Money Market Securities	X	X		X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X

Regulation Regarding Derivatives. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.

II. Investment Restrictions

Each Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of a Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Each Fund has also adopted certain non-fundamental restrictions, which may be changed by the Board without shareholder approval. None of the following fundamental and non-fundamental investment restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).
Set forth below are each Fund’s fundamental and non-fundamental investment restrictions. Each Fund’s corresponding Master LLC has adopted fundamental and non-fundamental investment restrictions substantially similar to those set forth below. In addition, each Master LLC has adopted certain additional fundamental investment restrictions and non-fundamental investment restrictions, which are also set forth below. Each Master LLC’s non-fundamental investment restrictions may be changed by such Master LLC’s Board of Directors without interestholder approval.

Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.
Government Fund
Under its fundamental investment restrictions, Government Fund may not:
(1) Issue senior securities to the extent such issuance would violate applicable law.
(2) Borrow money, except that (i) Government Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1∕3% of its total assets (including the amount borrowed), (ii) Government Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) Government Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) Government Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in Government Fund’s Prospectus and Statement of Additional Information. Government Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by Government Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.
(3) Underwrite securities of other issuers except insofar as Government Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.
(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).
(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, Government Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
(6) Purchase or sell commodities or contracts on commodities, except to the extent that Government Fund may do so in accordance with applicable law and its Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.
(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that Government Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in Government Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.
(8) Make any investment inconsistent with Government Fund’s classification as a diversified company under the Investment Company Act.
Under Government Fund’s non-fundamental investment restrictions, Government Fund may not:
a. Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
b. Make short sales of securities or maintain a short position.
c. Write, purchase or sell puts, calls or combinations thereof.
d. Subject to fundamental investment restriction (8) above, Government Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as Government Fund.
e. Change its policy of investing exclusively in a diversified portfolio made up only of short-term U.S. Government securities, including variable rate securities, and repurchase agreements with banks and securities dealers that involve direct U.S. Government obligations, without providing 60 days’ prior written notice to shareholders.
Under the following additional non-fundamental investment restrictions, Government LLC may not:
a. Purchase any securities other than short-term marketable securities which are direct obligations of the U.S. Government and repurchase agreements pertaining to such securities.
b. Enter into repurchase agreements with any one bank or primary dealer or an affiliate thereof, if immediately thereafter, more than 5% of the value of its total assets (taken at market value) would be invested in repurchase agreements with such bank or primary dealer or an affiliate thereof.
c. Enter into repurchase agreements if, as a result thereof, more than 10% of Government LLC’s total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.
d. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, Government LLC will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities). Government LLC will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.
e. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by Government LLC except as may be necessary in connection with borrowings mentioned in (d) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of Government LLC’s net assets, taken at market value.
Notwithstanding the provision of non-fundamental restriction (c), Government LLC may not invest more than 5% of the value of its total assets in repurchase agreements that mature in more than seven days or in other securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by Government LLC).
Money Fund
Under its fundamental investment restrictions, Money Fund may not:
(1) Issue senior securities to the extent such issuance would violate applicable law.
(2) Borrow money, except that (i) Money Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1∕3% of its total assets (including the amount borrowed), (ii) Money Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) Money Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) Money

Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in Money Fund’s Prospectus and Statement of Additional Information. Money Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by Money Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.
(3) Underwrite securities of other issuers, except insofar as Money Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.
(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities and certain instruments issued by domestic banks).
(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, Money Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
(6) Purchase or sell commodities or contracts on commodities, except to the extent that Money Fund may do so in accordance with applicable law and its Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.
(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that Money Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in Money Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.
(8) Make any investment inconsistent with Money Fund’s classification as a diversified company under the Investment Company Act.
Under its non-fundamental investment restrictions, Money Fund may not:
a. Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
b. Make short sales of securities or maintain a short position.
c. Write, purchase or sell puts, calls or combinations thereof.
d. Subject to fundamental investment restriction (7) above, Money Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to Money Fund. Such loans will be terminable at any time. Money Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. Money Fund may pay reasonable fees in connection with the arranging of such loan.
e. Subject to fundamental investment restriction (8) above, Money Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as Money Fund.
Under the following additional non-fundamental investment restrictions, Money LLC may not:
a. Purchase any securities other than types of money market securities and investments described in this Prospectus and Statement of Additional Information.
b. Purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after the purchase, more than 5% of the value of its total assets (taken at market value) would be invested in such issuer, except that, in the case of bank money market instruments or repurchase agreements with any one bank, up to 25% of the value of Money LLC’s total assets may be invested without regard to such 5% limitation but shall instead be subject to a 10% limitation.
c. Purchase more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of an issuer.
d. Enter into repurchase agreements if, as a result, more than 5% of Money LLC’s total assets (taken at market value at the time of each investment, together with any other investments deemed illiquid) would be subject to repurchase agreements maturing in more than seven days.
e. Make investments for the purpose of exercising control or management.
f. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.
g. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (the borrowing provisions shall not apply to reverse repurchase agreements) (usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, Money LLC will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities). Money LLC will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.
h. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by Money LLC except as may be necessary in connection with borrowings referred to in its non-fundamental investment restriction (g) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of Money LLC’s net assets taken at the market value.
i. Invest in securities with legal or contractual restrictions that limit or prohibit their resale (except for repurchase agreements) or for which no readily available market exists if, regarding all such securities, more than 10% of its total assets (taken at market value) would be invested in such securities.
j. Invest in securities of issuers (other than issuers of U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities.
k. Enter into reverse repurchase agreements if, as a result thereof, Money LLC’s obligations with respect to reverse repurchase agreements would exceed one-third of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).
l. Purchase or retain the securities of any issuer, if those individual officers and directors of Money LLC, the Manager or any subsidiary thereof each owning beneficially more than 1% of the securities of such issuer own in the aggregate more than 5% of the securities of the issuer.
Notwithstanding the provision of non-fundamental restriction (i), Money LLC may not invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by Money LLC).
Tax-Exempt Fund
Under its fundamental investment restrictions, Tax-Exempt Fund may not:
(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) Tax-Exempt Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1∕3% of its total assets (including the amount borrowed), (ii) Tax-Exempt Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) Tax-Exempt Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) Tax-Exempt Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in Tax-Exempt Fund’s Prospectus and Statement of Additional Information. Tax-Exempt Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by Tax-Exempt Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as Tax-Exempt Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.
(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).
(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, Tax-Exempt Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
(6) Purchase or sell commodities or contracts on commodities, except to the extent that Tax-Exempt Fund may do so in accordance with applicable law and Tax-Exempt Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.
(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that Tax-Exempt Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in Tax-Exempt Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.
(8) Make any investment inconsistent with Tax-Exempt Fund’s classification as a diversified company under the Investment Company Act.
Under its non-fundamental investment restrictions, Tax-Exempt Fund may not:
a. Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
b. Make short sales of securities or maintain a short position.
c. Write, purchase or sell puts, calls or combinations thereof.
d. Subject to fundamental investment restriction (8) above, Tax-Exempt Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as Tax-Exempt Fund.
Under the following additional non-fundamental investment restrictions, Tax-Exempt LLC may not:
a. Purchase any securities other than Tax-Exempt Securities referred to in this Prospectus and Statement of Additional Information.
b. Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the U.S. Government or its agencies or instrumentalities (for purposes of this restriction, Tax-Exempt LLC will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer).
c. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.
d. Make investments for the purpose of exercising control or management.
e. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.
f. Borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, Tax-Exempt LLC will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. Tax-Exempt LLC will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.)
g. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by Tax-Exempt LLC except as may be necessary in connection with borrowings mentioned in (f) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value.
h. Invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its total assets (taken at value), would be invested in such securities.
Notwithstanding the provision of non-fundamental restriction (h), Tax-Exempt LLC may not invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by Tax-Exempt LLC).
Treasury Fund
Under its fundamental investment restrictions, Treasury Fund may not:
(1) Issue senior securities to the extent such issuance would violate applicable law.
(2) Borrow money, except that (i) Treasury Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1∕3% of its total assets (including the amount borrowed) (ii) Treasury Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) Treasury Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) Treasury Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in Treasury Fund’s Prospectus and Statement of Additional Information. Treasury Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by Treasury Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.
(3) Underwrite securities of other issuers except insofar as Treasury Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.
(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).
(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, Treasury Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
(6) Purchase or sell commodities or contracts on commodities, except to the extent that Treasury Fund may do so in accordance with applicable law and Treasury Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.
(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that Treasury Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in Treasury Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.
(8) Make any investment inconsistent with Treasury Fund’s classification as a diversified company under the Investment Company Act.
Under its non-fundamental investment restrictions, Treasury Fund may not:
a. Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.
c. Write, purchase or sell puts, calls or combinations thereof.
d. Subject to fundamental investment restriction (8) above, Treasury Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as Treasury Fund.
e. Change its policy of investing exclusively in a diversified portfolio made up only of short-term U.S. Treasury securities that are direct obligations of the U.S. Treasury without providing 60 days’ prior written notice to shareholders.
Under the following additional non-fundamental investment restrictions, Treasury LLC may not:
a. Purchase any securities (other than direct obligations of the U.S. Treasury) with remaining maturities of more than 397 days (13 months).
b. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, Treasury LLC will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities). Treasury LLC will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.
c. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by Treasury LLC except as may be necessary in connection with borrowings mentioned in (b) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of Treasury LLC’s net assets, taken at market value.
Except with respect to each Fund’s fundamental borrowing restriction, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.
III. Information on Trustees and Officers

Each Board consists of fourteen individuals (each, a “Trustee”), twelve of whom are not “interested persons” of the Funds as defined in the Investment Company Act (the “Independent Trustees”). The same individuals serve as Directors of the Master LLCs. The registered investment companies advised by BlackRock Advisors, LLC (“BlackRock” or the “Manager”) or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Funds are included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex.
Each Board has overall responsibility for the oversight of the applicable Fund. The Co-Chairs of each Board are Independent Trustees, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. Each Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds. Each Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the applicable Board and reports its findings to the Board. Each Board and each standing Committee conduct annual assessments of their oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

Each Board has engaged the Manager to manage the applicable Fund on a day-to-day basis. Each Board is responsible for overseeing the Manager, other service providers, the operations of the applicable Fund and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the applicable Fund’s charter, and the applicable Fund’s investment objective and strategies. Each Board reviews, on an ongoing basis, the applicable Fund’s performance, operations, and investment strategies and techniques. Each Board also conducts reviews of the Manager and its role in running the operations of the Funds.
Day-to-day risk management with respect to the applicable Fund is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of the applicable Fund and is addressed as part of various Board and Committee activities. Each Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the applicable Fund, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. Each Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the applicable Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The members of the Audit Committees (each, an “Audit Committee”) are Kenneth L. Urish (Chair), Herbert I. London, Robert C. Robb, Jr. and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Funds’ independent registered public accounting firm (“Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Funds; (3) review the conduct and results of each independent audit of the Funds’ financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of the Funds and the internal controls of the Funds and certain service providers; (5) oversee the performance of the Funds’ Independent Registered Public Accounting Firm; (6) review and discuss with management and each Fund’s Independent Registered Public Accounting Firm the performance and findings of each Fund’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management, as such matters relate to each Fund’s financial reporting and controls; and (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting. Each Board has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2013, each Audit Committee met four times.
The members of the Governance and Nominating Committees (each, a “Governance Committee”) are Dr. Matina S. Horner (Chair), Herbert I. London, Cynthia A. Montgomery, Robert C. Robb, Jr. and Toby Rosenblatt, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Funds and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and Committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. Each Board has adopted a written charter for the Governance Committee. During the fiscal year ended March 31, 2013, each Governance Committee met six times.
The members of the Compliance Committees (each, a “Compliance Committee”) are Joseph P. Platt (Chair), Rodney D. Johnson, Ian A. MacKinnon and Cynthia A. Montgomery, all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving each Fund, the fund-related activities of BlackRock and each Fund’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of each Fund and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning each Fund’s compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding each Fund’s Chief Compliance Officer. Each Board has adopted a written charter for the Compliance Committee. During the fiscal year ended March 31, 2013, each Compliance Committee met four times.
The members of the Performance Oversight and Contract Committees (each, a “Performance Oversight Committee”) are David O. Beim (Chair), Ronald W. Forbes, Ian A. MacKinnon, Toby Rosenblatt and Frederick W. Winter, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review each Fund’s investment objectives, policies and practices and each Fund’s investment performance; (2) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (3) review personnel and resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (4) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, Fund mergers or liquidations; (5) request and review information on the nature, extent and quality of services provided to the shareholders; and (6) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended March 31, 2013, each Performance Oversight Committee met five times.
The members of the Executive Committees (each, an “Executive Committee”) are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Paul L. Audet, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Executive Committee. During the fiscal year ended March 31, 2013, the Executive Committees of certain funds in the Equity-Liquidity Complex held two formal meetings. Each Executive Committee met informally numerous times throughout the fiscal year.
Each Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). Each Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, each Board has considered a variety of criteria, none of which, in isolation, was controlling. Each Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the applicable Fund and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees.
Each Independent Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of each Fund and the other funds in the Equity-Liquidity Complex (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve (or continue to serve) on the Boards.

Trustees	Experience, Qualifications and Skills
Independent Trustees
David O. Beim	David O. Beim has served for over 14 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. Each Board benefits from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.
Ronald W. Forbes	Ronald W. Forbes has served for more than 30 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. This length of service provides Mr. Forbes with direct knowledge of the operation of the Funds and the business and regulatory issues facing the Funds. He currently serves as professor emeritus at the School of Business at the State University of New York at Albany, and has served as a professor of finance thereof since 1989. Mr. Forbes’ experience as a professor of finance provides valuable background for his service on the boards. Mr. Forbes has also served as a member of the task force on municipal securities markets for the Twentieth Century Fund.
Dr. Matina S. Horner	Dr. Matina S. Horner has served for over eight years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Each Board benefits from her prior service as Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund, which provided Dr. Horner with management and corporate governance experience. In addition, Dr. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Dr. Horner also served on various public, private and non-profit boards.
Rodney D. Johnson	Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Financial Officer of Temple University for four years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.
Herbert I. London	Herbert I. London has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Dr. London’s experience as president of the Hudson Institute, a world renowned think tank in Washington D.C., from 1997 to 2011, and in various positions at New York University provide both background and perspective on financial, economic and global issues, which enhance his service on the Boards. He has authored several books and numerous articles, which have appeared in major newspapers and journals throughout the United States.

Trustees	Experience, Qualifications and Skills
Ian A. MacKinnon	Ian A. MacKinnon recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Mr. MacKinnon spent over 25 years in fixed income investing. He served over 20 years as a portfolio manager at The Vanguard Group and was managing director and head of the Vanguard Fixed Income Group. Each Board benefits from the perspective and experience he has gained over 25 years in portfolio management and his expertise in the fixed income markets. Mr. MacKinnon has also served as a board member of the Municipal Securities Rulemaking Board.
Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 18 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Each Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.
Joseph P. Platt	Joseph P. Platt has served for over 13 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years’ experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.
Robert C. Robb, Jr.	Robert C. Robb, Jr. has served for over 13 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States. Mr. Robb brings to the Boards a wealth of practical business experience across a range of industries.
Toby Rosenblatt	Toby Rosenblatt has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has served as president and general partner of Founders Investments, Ltd., a private investment limited partnership, since 1999, providing him with relevant experience with the issues faced by investment management firms and their clients. Mr. Rosenblatt has been active in the civic arena and has served as a trustee of a number of community and educational organizations for over 30 years.
Kenneth L. Urish	Kenneth L. Urish has served for over 13 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committees to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Trustees	Experience, Qualifications and Skills
Frederick W. Winter	Frederick W. Winter has served for over 13 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Each Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof from 1997 to 2005. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.
Interested Trustees
Paul L. Audet	Paul L. Audet has a wealth of experience in the investment management industry, including more than 14 years with BlackRock and over 30 years in finance and asset management. His expertise in finance is demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers and Acquisitions unit.
Henry Gabbay	Henry Gabbay’s many years of experience in finance provide the Boards with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock and President of BlackRock Funds provides the Funds with greater insight into the analysis and evaluation of both their existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock and as Treasurer of certain closed-end funds in the BlackRock Fund Complexes provide the Boards with direct knowledge of the operations of the Funds and their investment advisers. Mr. Gabbay’s previous service on and long-standing relationship with the Boards also provide him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds.

Biographical Information
Certain biographical and other information relating to the Trustees of each Fund is set forth below, including address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Independent Trustees[1]
David O. Beim[3] 55 East 52nd Street New York, NY 10055 1940	Trustee	2007 to present	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 108 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Ronald W. Forbes[4] 55 East 52nd Street New York, NY 10055 1940	Trustee	2002 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 108 Portfolios	None
Dr. Matina S. Horner[5] 55 East 52nd Street New York, NY 10055 1939	Trustee	2007 to present	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 108 Portfolios	NSTAR (electric and gas utility)
Rodney D. Johnson[4] 55 East 52nd Street New York, NY 10055 1941	Trustee	2007 to present	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 108 Portfolios	None
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	2007 to present	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 108 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	2012 to present	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 108 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	2002 to present	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 108 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt[6] 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 108 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 108 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	2007 to present	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma Inc. (pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 108 Portfolios	None
Kenneth L. Urish[7] 55 East 52nd Street New York, NY 10055 1951	Trustee	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 108 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 108 Portfolios	None
Interested Trustees[1,8]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	2011 to present	Senior Managing Director of BlackRock, Inc. and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock, Inc. from 2007 to 2008; Chief Financial Officer of BlackRock, Inc. from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Boards have approved extensions in the terms of Trustees who turn 72 prior to December 31, 2013.
[2]	Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock, Inc. fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Boards in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock, Inc. funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[3]	Chair of the Performance Oversight Committees.
[4]	Co-Chair of the Boards.
[5]	Chair of the Governance Committees.
[6]	Chair of the Compliance Committees.

[7]	Chair of the Audit Committees.
[8]	Mr. Audet is an “interested person,” as defined in the Investment Company Act, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.
Certain biographical and other information relating to the officers of each Fund is set forth below, including address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	2010 to present	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	155 RICs consisting of 282 Portfolios	None
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.	24 RICs consisting of 93 Portfolios	None
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.	155 RICs consisting of 282 Portfolios	None
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.	24 RICs consisting of 93 Portfolios	None
Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer and Assistant Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	155 RICs consisting of 282 Portfolios	None
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	155 RICs consisting of 282 Portfolios	None
Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.	155 RICs consisting of 282 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	2012 to present	Director of BlackRock, Inc. since 2010; Assistant Secretary of the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.	61 RICs consisting of 192 Portfolios	None

[1]	Officers of the Funds serve at the pleasure of the respective Board.

Share Ownership

Information relating to each Trustee’s share ownership in each Fund and in all BlackRock-advised Funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2012 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity Securities in Government Fund	Aggregate Dollar Range of Equity Securities in Money Fund	Aggregate Dollar Range of Equity Securities in Tax-Exempt Fund	Aggregate Dollar Range of Equity Securities in Treasury Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Trustees:
Paul L. Audet	None	None	None	None	Over $100,000
Henry Gabbay	None	None	None	None	Over $100,000
Independent Trustees:
David O. Beim	None	None	None	None	Over $100,000
Ronald W. Forbes	None	None	None	None	Over $100,000
Dr. Matina S. Horner	None	None	None	None	Over $100,000
Rodney D. Johnson	None	None	None	None	Over $100,000
Herbert I. London	None	None	None	None	$50,001–$100,000
Ian A. MacKinnon	None	None	None	None	None
Cynthia A. Montgomery	None	None	None	None	Over $100,000
Joseph P. Platt	None	None	None	None	Over $100,000
Robert C. Robb, Jr.	None	None	None	None	Over $100,000
Toby Rosenblatt	None	None	None	None	Over $100,000
Kenneth L. Urish	None	None	None	None	Over $100,000
Frederick W. Winter	None	None	None	None	Over $100,000

As of July 1, 2013, the Trustees and officers of the Funds as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of affiliates of the Manager.

Compensation of Trustees

Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $275,000 per year for his or her services as a board member to the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Funds, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Each Independent Trustee receives $10,000 per year for each standing Committee on which he or she serves for up to two standing Committee assignments but is not paid this amount for serving on a Committee which he or she chairs. The Co-Chairs of each board are each paid an additional annual retainer of $60,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000 and the Chairs of the Compliance Committees, Governance Committees and Performance Oversight Committees are each paid an additional annual retainer of $30,000.
Mr. Gabbay is an interested Trustee of the Funds and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the Closed-End Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $550,000, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Funds, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting for up to five board meetings held in a calendar year by each such BlackRock Fund Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Funds) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to board and committee chairs) received by the independent board members serving on such boards. The

Boards of the Funds or the board of any other BlackRock-advised Funds may modify the board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.
The following table sets forth the compensation paid to the Trustees from the Master LLCs for the fiscal year ended March 31, 2013, and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2012. The Trustees do not receive additional compensation from the Funds.

	Compensation from Government LLC	Compensation from Money LLC	Compensation from Tax-Exempt LLC	Compensation from Treasury LLC	Aggregate Compensation from the Master LLCs and Other BlackRock advised Funds[1]
Independent Trustees:
David O. Beim[2]	$ 1,615	$ 19,025	$ 7,095	$ 5,975	$300,000
Ronald W. Forbes[3]	$ 1,772	$ 21,211	$ 7,903	$ 6,637	$326,250
Dr. Matina S. Horner[4]	$ 1,615	$ 19,025	$ 7,095	$ 5,975	$300,000
Rodney D. Johnson[3]	$ 1,772	$ 21,211	$ 7,903	$ 6,637	$326,250
Herbert I. London	$ 1,490	$ 17,318	$ 6,472	$ 5,454	$275,000
Ian A. MacKinnon[5]	$ 1,289	$ 14,963	$ 5,679	$ 4,744	$172,967
Cynthia A. Montgomery	$ 1,490	$ 17,318	$ 6,472	$ 5,454	$275,000
Joseph P. Platt[6]	$ 1,647	$ 20,124	$ 7,480	$ 6,269	$313,750
Robert C. Robb, Jr.	$ 1,490	$ 17,318	$ 6,472	$ 5,454	$275,000
Toby Rosenblatt[7]	$ 1,591	$ 19,001	$ 7,072	$ 5,951	$297,500
Kenneth L. Urish[8]	$ 1,615	$ 19,025	$ 7,095	$ 5,975	$310,000
Frederick W. Winter	$ 1,490	$ 17,318	$ 6,472	$ 5,454	$275,000
Interested Trustees:
Paul L. Audet	None	None	None	None	None
Henry Gabbay	$ 1,069	$ 12,497	$ 4,832	$ 3,966	$641,250

[1]	For the number of BlackRock-advised Funds from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-16.

[2]	Chair of the Performance Oversight Committees.
[3]	Co-Chair of the Boards.
[4]	Chair of the Governance Committees.
[5]	Mr. MacKinnon was appointed to serve as a Trustee of each Fund and as a director or trustee of all other funds in the Equity-Liquidity Complex effective May 14, 2012.
[6]	Chair of the Compliance Committees.

[7]	Mr. Rosenblatt served as Vice-Chair of the Performance Oversight Committees for the year ended December 31, 2012 for which he was paid an annual retainer of $25,000.

[8]	Chair of the Audit Committees.

IV. Management and Advisory Arrangements
Management Arrangements
Each Fund invests all of its assets in shares of its corresponding Master LLC. Accordingly, no Fund invests directly in portfolio securities, and no Fund requires investment advisory services. All portfolio management occurs at the Master LLC level.
Each Master LLC has entered into a separate management agreement with BlackRock as manager (each, a “Management Agreement”). The Manager is responsible for the overall management of each Master LLC. For its services to each Master LLC, the Manager receives compensation according to the fee rates shown below.
Portion of average daily value of net assets:	Rate
Not exceeding $500 million	0.250%
In excess of $500 million but not exceeding $1 billion	0.175%
In excess of $1 billion	0.125%

The tables below set forth information about the total management fees paid by each Master LLC to the Manager, and the amounts waived, if any, for the past three fiscal years:

	Government LLC		Money LLC
Fiscal Year Ended March 31,	Paid to the Manager	Waived by the Manager[1]	Paid to the Manager	Waived by the Manager[1]
2013	$1,488,911	$1,243,823	$11,753,570	$ 0
2012	$1,397,612	$1,396,203	$14,434,789	$1,019
2011	$1,499,133	$1,367,742	$17,019,165	$ 0

	Tax-Exempt LLC		Treasury LLC
Fiscal Year Ended March 31,	Paid to the Manager	Waived by the Manager[1]	Paid to the Manager	Waived by the Manager[1]
2013	$4,975,775	$2,845,928	$4,214,899	$2,941,732
2012	$5,857,323	$1,292,355	$4,767,070	$4,719,903
2011	$7,318,294	$ 0	$4,002,449	$2,089,778

[1]	BlackRock and BlackRock Investments, LLC (“BRIL”), each Fund’s distributor, have entered into a contractual arrangement to waive and/or reimburse a portion of each Fund’s direct fees and expenses to ensure that the net expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expense) as a percent of a Fund’s net assets for the Fund’s (i) Class 2 Shares are 0.32% (with respect to Government Fund and Money Fund) or 0.35% (with respect to Tax-Exempt Fund and Treasury Fund), as applicable, higher than those of the corresponding Master LLC’s initial feeder fund, and (ii) Class 3 and Class 4 Shares are equal to those of the corresponding Master LLC’s initial feeder fund until August 1, 2014. This fee waiver and/or expense reimbursement includes administration, distribution and/or service fees. This contractual arrangement may be terminated with respect to each Fund upon 90 days’ notice by a majority of the Independent Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. In addition, BlackRock and BRIL voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund to maintain minimum levels of daily net investment income. BlackRock and BRIL may discontinue this voluntary waiver and/or reimbursement at any time without notice.

Pursuant to each Management Agreement, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform management services with respect to each Master LLC’s portfolio. In addition, the Manager may delegate certain of its investment advisory functions under the Management Agreements to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.
Prior to July 1, 2011, the Manager was party to a sub-advisory agreement with BlackRock Institutional Management Corporation (“BIMC”) with respect to each of Government LLC, Money LLC and Treasury LLC. The Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) with respect to Tax-Exempt LLC. Pursuant to the sub-advisory agreements, the applicable sub-adviser is responsible for the day-to-day management of the portfolio of each Master LLC for which it acts as sub-adviser. For its services to each Master LLC, the Manager paid BIMC or BIM, as applicable, a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager by the respective Master LLC. The sub-advisory agreements with BIMC with respect to Government LLC, Money LLC, and Treasury LLC were terminated effective July 1, 2011.

The table below sets forth information about the sub-advisory fees paid by the Manager to BIMC and BIM with respect to each applicable Master LLC for the past three fiscal years:

	Paid to BIMC			Paid to BIM
Fiscal Year Ended March 31,	Government LLC	Money LLC	Treasury LLC	Tax-Exempt LLC
2013	—	—	—	$1,254,609
2012	—	$ 2,177,103[1]	$ 5,396[1]	$2,682,594
2011	$ 80,718	$10,032,248	$1,158,487	$4,313,994

[1]	For the period April 1, 2011 through July 1, 2011, when the sub-advisory agreements with BIMC were terminated.

Administration Arrangements
Each Fund has entered into a separate administration agreement (each, an “Administration Agreement”) with BlackRock as administrator (the “Administrator”). For its services to each Fund, the Administrator receives monthly compensation at an annual rate of 0.25% of the average daily net assets of the Fund.

The tables below set forth information about the administration fees paid by each Fund to the Administrator, and the amounts waived and/or reimbursed, for the past three fiscal years:

	Government Fund			Money Fund
Fiscal Year Ended March 31,	Paid to the Administrator	Waived by the Administrator[1]	Reimbursed by the Administrator[1]	Paid to the Administrator	Waived by the Administrator[1]	Reimbursed by the Administrator[1]
2013	$ 791,563	$738,112	$ 14,356	$ 8,264,539	$ 5,004,845	$644,871
2012	$820,602	$819,803	$173,732	$13,527,767	$10,567,365	$713,682
2011	$881,858	$877,363	$ 59,130	$16,238,094	$ 7,213,615	$616,699

	Tax-Exempt Fund			Treasury Fund
Fiscal Year Ended March 31,	Paid to the Administrator	Waived by the Administrator[1]	Reimbursed by the Administrator[1]	Paid to the Administrator	Waived by the Administrator[1]	Reimbursed by the Administrator[1]
2013	$1,027,559	$1,022,013	$54,117	$2,688,874	$2,664,915	$ 44,295
2012	$1,734,385	$1,555,871	$70,264	$3,165,215	$3,165,187	$317,474
2011	$2,127,707	$1,065,269	$53,317	$2,628,829	$2,624,477	$ 56,125

[1]	BlackRock and BRIL have entered into a contractual arrangement to waive and/or reimburse a portion of each Fund’s direct fees and expenses to ensure that the net expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percent of the Fund’s net assets for the Fund’s (i) Class 2 Shares are 0.32% (with respect to Government Fund and Money Fund) or 0.35% (with respect to Tax-Exempt Fund and Treasury Fund), as applicable, higher than those of the corresponding Master LLC’s initial feeder fund, and (ii) Class 3 and Class 4 Shares are equal to those of the corresponding Master LLC’s initial feeder fund until August 1, 2014. This fee waiver and\or expense reimbursement includes administration, distribution and/or service fees. This contractual arrangement may be terminated with respect to each Fund upon 90 days’ notice by a majority of the Independent Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. In addition, BlackRock and BRIL voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund to maintain minimum levels of daily net investment income. BlackRock and BRIL may discontinue this voluntary waiver and/or reimbursement at any time without notice.
Custodian
State Street Bank and Trust Company (the “Custodian”), which has its principal place of business at 100 Summer Street, Boston, Massachusetts 02110, serves as the custodian for the Master LLCs. On a monthly basis, the Custodian nets each Master LLC’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Master LLC’s fiscal year will not expire. Net debits at the end of a given month are added to the Master LLC’s custody bill and paid by the Master LLC.
Transfer Agent
Financial Data Services, Inc., which has its principal place of business at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent and dividend disbursing agent for the Funds.

Accounting Services
The tables below set forth the amounts paid by each Master LLC to State Street Bank and Trust Company (“State Street”) and the Manager for accounting services for the past three fiscal years.

	Government LLC		Money LLC
Fiscal Year Ended March 31,	Paid to State Street[1]	Paid to the Manager	Paid to State Street[1]	Paid to the Manager
2013	$59,189	$ 7,935	$502,978	$ 11,850
2012	$47,056	$ 4,625	$491,970	$ 85,871
2011	$66,686	$12,012	$563,948	$236,502

	Tax-Exempt LLC		Treasury LLC
Fiscal Year Ended March 31,	Paid to State Street[1]	Paid to the Manager	Paid to State Street[1]	Paid to the Manager
2013	$208,790	$35,212	$161,241	$32,130
2012	$257,349	$32,737	$169,706	$27,472
2011	$267,621	$87,203	$165,054	$47,582

[1]	For providing services to each Master LLC and each feeder fund which invests in the Master LLC.
V. Distribution Related Expenses

BlackRock Investments, LLC (previously defined as “BRIL”), an affiliate of the Manager, acts as each Fund’s sole distributor. The Funds have each adopted Distribution Plans (the “Plans”) in compliance with Rule 12b-1 under the Investment Company Act. The Trustees believe that each Fund’s expenditures under the Plans benefit that Fund and its shareholders by providing better shareholder services and by affecting positively the sale and distribution of Fund shares. The following tables reflect the fees paid pursuant to the applicable Plans by the Funds to BRIL, and the amounts waived, for the fiscal year ended March 31, 2013.

	Government Fund		Money Fund
Class Name	Paid to BRIL	Waived by BRIL[1]	Paid to BRIL	Waived by BRIL[1]
Class 1	$102,322	$102,322	$3,727,465	$3,727,465
Class 2	$140,963	$140,963	$3,466,495	$3,466,495
Class 3	$290,968	$290,968	$3,602,102	$3,602,102
Class 4	$769,010	$769,010	$5,398,129	$5,398,129

	Tax-Exempt Fund		Treasury Fund
Class Name	Paid to BRIL	Waived by BRIL[1]	Paid to BRIL	Waived by BRIL[1]
Class 1	$266,258	$266,258	$ 293,141	$ 293,141
Class 2	$370,382	$370,382	$ 447,605	$ 447,590
Class 3	$567,023	$567,023	$1,063,686	$1,063,661
Class 4	$656,952	$656,952	$2,583,705	$2,583,591

[1]	BlackRock and BRIL have entered into a contractual arrangement to waive and/or reimburse a portion of each Fund’s direct fees and expenses to ensure that the net expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percent of the Fund’s net assets for the Fund’s (i) Class 2 Shares are 0.32% (with respect to Government Fund and Money Fund) or 0.35% (with respect to Tax-Exempt Fund and Treasury Fund), as applicable, higher than those of the corresponding Master LLC’s initial feeder fund, and (ii) Class 3 and Class 4 Shares are equal to those of the corresponding Master LLC’s initial feeder fund until August 1, 2014. This fee waiver and/or expense reimbursement includes administration, distribution and/or service fees. This contractual arrangement may be terminated with respect to each Fund upon 90 days’ notice by a majority of the Independent Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. In addition, BlackRock and BRIL voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund to maintain minimum levels of daily net investment income. BlackRock and BRIL may discontinue this voluntary waiver and/or reimbursement at any time without notice.

VI. Yield Information
The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on the Master LLC’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. The yield on Government Fund shares and Treasury Fund shares may not, for various reasons, be comparable to the yield on shares of other money market funds or other investments.

	Seven-Day Period Ended March 31, 2013
	Class 1	Class 2	Class 3	Class 4
Government Fund	0.00%	0.00%	0.00%	0.00%
Money Fund	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Fund	0.00%	0.00%	0.00%	0.00%
Treasury Fund	0.00%	0.00%	0.00%	0.00%

VII. Computation of Offering Price Per Share

The offering price for a share of a Fund of any class is computed by dividing the value of the net assets of a Fund attributable to the share class by the number of shares of that share class outstanding. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Determination of Net Asset Value” in Part II of this Statement of Additional Information.

VIII. Portfolio Transactions

See “Portfolio Transactions” in Part II of this Statement of Additional Information for more information.
Money LLC did not pay securities lending agent fees to the securities lending agent during the last three fiscal years. No other Master LLC engages in securities lending.
The value of each Master LLC’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended March 31, 2013 are as follows:

Government LLC

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
None	N/A	N/A

Money LLC

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Citigroup Global Markets	D	$127,000
JPMorgan Chase	D	$126,070
Deutsche Bank AG	D	$100,000
Mizuho Securities USA Inc.	D	$ 90,000
Barclays Capital Inc.	D	$ 25,000

Tax-Exempt LLC

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
None	N/A	N/A

Treasury LLC

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
None	N/A	N/A

IX. Additional Information

To the knowledge of each Fund, the following individuals or entities owned beneficially or of record 5% or more of the Fund’s shares as of June 28, 2013.

Government Fund

Name	Address	Percentage	Class
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	98.44%	Class 1
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%	Class 2
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%	Class 3
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	87.22%	Class 4

Money Fund

Name	Address	Percentage	Class
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%	Class 1
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%	Class 2
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%	Class 3
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%	Class 4

Tax-Exempt Fund

Name	Address	Percentage	Class
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	99.22%	Class 1
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%	Class 2
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%	Class 3
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%	Class 4

Treasury Fund

Name	Address	Percentage	Class
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%	Class 1
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%	Class 2
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%	Class 3
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	99.16%	Class 4

*	Record holder that does not beneficially own the shares.

Description of Shares
Each Fund was organized as a Massachusetts business trust on August 30, 2002. Effective June 18, 2010, each Fund changed its name as follows: Government Fund changed its name from WCMA® Government Securities Fund to BBIF Government Securities Fund, Money Fund changed its name from WCMA® Money Fund to BBIF Money Fund, Tax-Exempt Fund changed its name from WCMA® Tax-Exempt Fund to BBIF Tax-Exempt Fund and Treasury Fund changed its name from WCMA® Treasury Fund to BBIF Treasury Fund.

The Declaration of Trust of each Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Each Fund is divided into four classes, designated Class 1, Class 2, Class 3 and Class 4. Each Class 1, Class 2, Class 3 and Class 4 share represents an interest in the same assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears certain expenses related to the shareholder servicing and distribution of such shares and has exclusive voting rights with respect to matters relating to such shareholder servicing and distribution expenditures. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein and in the Prospectus of the Funds. Shares of each Fund are fully paid and non-assessable by each Fund.
X. Financial Statements

Each Fund’s and each Master LLC’s audited financial statements, along with their respective independent registered public accounting firm’s report, are incorporated in this Statement of Additional Information by reference to that Fund’s 2013 Annual Report. You may request a copy of the Annual Report at no charge by calling (800) 626-1960 on any business day.

PART II

Part II of this statement of additional information contains information about the following funds: BIF California Municipal Money Fund (“BIF California”), BIF Connecticut Municipal Money Fund (“BIF Connecticut”), BIF Massachusetts Municipal Money Fund (“BIF Massachusetts”), BIF Michigan Municipal Money Fund (“BIF Michigan”), BIF New Jersey Municipal Money Fund (“BIF New Jersey”), BIF New York Municipal Money Fund (“BIF New York”), BIF Ohio Municipal Money Fund (“BIF Ohio”) and BIF Pennsylvania Municipal Money Fund (“BIF Pennsylvania”), each a series of the BIF Multi-State Municipal Series Trust (collectively, the “BIF State Funds”); BIF Government Securities Fund (“BIF Government Securities”); BIF Money Fund (“BIF Money”); BIF Tax-Exempt Fund (“BIF Tax-Exempt”); BIF Treasury Fund (“BIF Treasury”); BBIF Government Securities Fund (“BBIF Government Securities”); BBIF Money Fund (“BBIF Money”); BBIF Tax-Exempt Fund (“BBIF Tax-Exempt”); BBIF Treasury Fund (“BBIF Treasury”); BlackRock Money Market Portfolio (“Money Market Portfolio” ), BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (“Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (“New Jersey Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (“North Carolina Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (“Virginia Portfolio”) (collectively, the “BlackRock Funds Portfolios”), each a series of BlackRock FundsSM (the “Trust”); BlackRock Summit Cash Reserves Fund (“Summit Cash Reserves”) of BlackRock Financial Institutions Series Trust (“FIST”); Ready Assets Prime Money Fund (“Ready Assets Prime”); Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money”); Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money”); and Retirement Reserves Money Fund of Retirement Series Trust (“Retirement Reserves”). Prior to June 18, 2010, BIF California, BIF Connecticut , BIF Massachusetts, BIF Michigan, BIF New Jersey, BIF New York, BIF Ohio, BIF Pennsylvania, BIF Multi-State Municipal Series Trust, BIF Government Securities, BIF Money, BIF Tax-Exempt and BIF Treasury were known as CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA Ohio Municipal Money Fund, CMA Pennsylvania Municipal Money Fund, CMA Multi-State Municipal Series Trust, CMA Government Securities Fund, CMA Money Fund, CMA Tax-Exempt Fund and CMA Treasury Fund, respectively, and BBIF Government Securities Fund, BBIF Money Fund, BBIF Tax-Exempt Fund and BBIF Treasury Fund were known as WCMA Government Securities Fund, WCMA Money Fund, WCMA Tax-Exempt Fund and WCMA Treasury Fund, respectively.

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The BIF State Funds, BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury may be collectively referred to herein as the “BIF Funds.” The BIF State Funds and BIF Tax-Exempt may be collectively referred to herein as the “BIF Tax-Exempt Funds.” BBIF Government Securities, BBIF Money, BBIF Tax-Exempt and BBIF Treasury may be collectively referred to herein as the “BBIF Funds.”
Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to herein as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as “BlackRock” or the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities Exchange Act of 1934, as amended, is referred to herein as the “Exchange Act.” The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”
BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury as well as all of the BBIF Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “ master” portfolio (each, a “Master Portfolio”) of a master limited liability company organized in Delaware (each, a “Master LLC”), a fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master LLC in which it invests. For simplicity, unless the context otherwise requires, this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.
In addition to containing information about the Funds, Part II of this Statement of Additional Information contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

Investment Risks and Considerations
Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of Part I of this Statement of Additional Information for further information about each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this Statement of Additional Information as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied upon by investors in that Covered Fund.
Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.
Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. BIF Money, BBIF Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. BIF Money and BBIF Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and that by their terms are general obligations of the foreign parent. No Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.
Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.
The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.
Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.
Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”
Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”
Foreign Short Term Debt Instruments. Foreign short term debt instruments refer to U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”
Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.
There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from appreciation in the value of the security during the commitment period.
Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and exchange traded funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act a Fund may not acquire securities of an investment company if such acquisition would cause the Fund to own more than 3% of the total outstanding voting stock of such investment company and a Fund may not invest in another investment company if such investment would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, a Fund may not invest in a registered closed-end investment company if such investment would cause the Fund and other BlackRock-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances a Fund may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.
As with other investments, investments in other investment companies are subject to market and selection risk.
Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by a Fund that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Fund holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
In addition, if a Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such investment companies. Such expenses, both at the Fund level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BlackRock. Please see the relevant Fund’s prospectus to determine whether any such management and advisory fees have been waived by BlackRock. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.
To the extent shares of a Fund are held by an affiliated fund, the ability of the Fund itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.
A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for a Fund to invest indirectly in certain developing countries.

Municipal Investments.

Municipal Securities. Certain Funds invest primarily in a portfolio of short term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s income taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.
Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.
Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issuer. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.
A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase a Municipal Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).
Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.
In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.
If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes — Taxes.”
Municipal Securities — Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more underlying bonds coupled with a right to sell (“put”) the Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying bond in accordance with a governing agreement. A Fund may also invest in other forms of short term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the underlying bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.
Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors are paid out of the assets, if any, that remain.
Municipal Lease Obligations. Also included within the general category of State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 5% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.
Municipal Securities — Short-Term Maturity Standards. All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.
The maturities of Variable Rate Demand Obligations (“VRDOs”) (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance. See “VDROs and Participating VDROs” below.
Municipal Securities — Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A — “Description of Bond Ratings.”
A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.
Municipal Securities — Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.
Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code may limit the types and volume of securities qualifying for the Federal income tax exemption of interest; this may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.
Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.
A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities such as, for example, securities the interest on which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk than funds that do not follow this practice.
VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs (described below) may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from a financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither BIF Tax-Exempt nor BBIF Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.
Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.
Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of such a security at a time when the market value of the security approximates its par value.
Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities (as defined below, see “Taxable Money Market Securities”) pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. One common type of repurchase agreement a Fund may enter into is a “ tri-party” repurchase agreement. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.
In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest. From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold may decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio maturity, liquidity, diversification and quality requirements applicable to all money market funds.
Maturity. Each Fund is managed so that the dollar-weighted average maturity of all of its investments will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less. In addition, the Funds will not acquire any instrument with a remaining maturity of greater than 397 days. The “dollar-weighted average maturity” of a Fund is the average amount of time until the issuers of the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security under certain circumstances as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity. “Dollar-weighted average life” of a Fund’s portfolio is calculated without reference to the exceptions used in calculating the dollar-weighted average maturity for variable or floating rate securities regarding the use of interest rate reset dates.

Liquidity. Rule 2a-7 contains a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under section 22(e) of the Investment Company Act, and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, each Fund’s adviser or sub-adviser must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this new provision may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below. The Funds (other than BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt) will not acquire any security other than daily liquid assets unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. The Funds will not acquire any security other than weekly liquid assets unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” include (i) and (ii) above as well as (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days. No Fund will invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).

Portfolio Diversification and Quality. Rule 2a-7 under the Investment Company Act presently limits investments by each Fund (other than BIF State Funds) in securities issued by any one issuer (except for, among others, securities issued by the U.S. Government, its agencies or instrumentalities or investments in First Tier Securities of a single issuer for certain temporary, limited purposes) ordinarily to not more than 5% of its total assets. In the case of BIF State Funds, this restriction is applicable only with respect to 75% of a BIF State Fund’s total assets. In the event of investments in securities that are Second Tier Securities (as defined in Rule 2a-7) issued by a single issuer, not more than ½ of 1% of the Fund’s total assets may be invested in such Second Tier Securities. For purposes of these diversification policies, investments in a repurchase agreement will be deemed to be an investment in the underlying securities so long as, among other criteria, the securities collateralizing the repurchase agreement consist of cash items and U.S. Government securities and the respective Fund’s adviser or sub-adviser has evaluated the seller’s creditworthiness. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

Securities Lending. Each Fund may lend portfolio securities with a value not exceeding 33 1∕3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by a bank (other than a borrower of the Fund’s portfolio securities or any affiliate of such borrower), which qualifies as a custodian bank for an investment company under the 1940 Act, which collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Manager may instruct the lending agent (as defined below) to terminate loans and recall securities so that the securities may be voted by a Fund if required by Proxy Voting Guidelines adopted by a Fund. Such notice shall be provided in advance such that a period of time equal to no less than the normal settlement period for the securities in question prior to the record date for the proxy vote or other corporate entitlement is provided.

A Fund receives the equivalent of any income it would have received on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower upon the return of the loaned securities. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where the value of the collateral is below the market value of the borrowed securities plus any other receivables from the Borrower along with any transaction costs to repurchase the securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.
Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent. Pursuant to that order, each Fund has retained an affiliated entity of the Manager as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, upon the advice of the Manager and on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. Pursuant to the same order, each Fund may invest its uninvested cash in registered money market funds advised by the Manager or its affiliates, or in a private investment company managed by the lending agent. If a Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Manager’s waiver of a portion of its advisory fee.
A Fund would continue to accrue the equivalent of the same interest or other income on loaned securities that it would have received had the securities not been on loan, and would also earn income on investments made with any cash collateral for such loans. Any cash collateral received by a Fund in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.
BlackRock Investment Management, LLC or BlackRock Institutional Trust Company, N.A., each an affiliate of BlackRock, acts as securities lending agent for the Funds and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Funds’ securities lending program.

Structured Notes. Structured notes and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Issuers of structured notes include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.
Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.
The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain Funds will not invest in taxable short term money market securities.
When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
Diversification Status
Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”
Each Fund other than the BIF State Funds has elected to be classified as “diversified” under the Investment Company Act and must satisfy the diversification requirements set forth in Rule 2a-7.
Management and Other Service Arrangements
Trustees and Officers
See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “— Share Ownership” and “— Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management Arrangements
Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.
Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.
Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.
For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (the “Distributor” or “BRIL”), charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) pursuant to an agreement between State Street or BNY Mellon and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”
Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.
Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The Agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
Other Service Arrangements
Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.
For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.
Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
Transfer Agency Services. Each Fund has entered into an agreement with a transfer agent identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information, pursuant to which the transfer agent is responsible for the issuance, transfer, and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays a fee for these services.
See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Services” of each Fund’s Statement of Additional Information.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, the members of which are non-interested Trustees of the Fund, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund appears on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.
Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.
See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC, to State Street, the Manager and/or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information on the fees paid by your Fund for the periods indicated.
Disclosure of Portfolio Holdings
The Boards of Trustees of each Fund and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.
Pursuant to the Guidelines, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The respective Boards of Trustees have approved the adoption by the Funds of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. Each Fund’s Board of Trustees provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information (“Confidential Information”) and proprietary information of the Manager. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site) shall not be deemed Confidential Information.
Except as otherwise provided in the Guidelines, Confidential Information relating to the Funds may not be distributed to persons not employed by the Manager unless the Fund has a legitimate business purpose for doing so. Confidential Information may also be disclosed to the Funds’ Trustees and their counsel, outside counsel for the Funds and the Funds’ auditors, and may be disclosed to the Funds’ service providers and other appropriate parties with the approval of the Fund’s Chief Compliance Officer, the Manager’s General Counsel, the Manager’s Chief Compliance Officer or the designee of such persons, and in addition, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement, as necessary, in accordance with the Guidelines. Information may also be disclosed as required by applicable laws and regulation.
Examples of instances in which selective disclosure of a Fund’s portfolio securities or other portfolio information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to a third-party feeder fund consistent with their agreements with a master portfolio advised by BlackRock; (iv) disclosure to third-party service providers of legal, auditing, custody, proxy voting, pricing and other services to the Fund or a third-party feeder fund; or (v) disclosure to a rating or ranking organization.
Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are generally available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.
1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]
2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.

3.	Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

Portfolio Holdings. In addition to position description, portfolio holdings may also include issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income portfolios. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in a Fund as of a specific date.
The following shall not be deemed to be a disclosure of Confidential Information:
•	Generally, month-end portfolio holdings may be made available to fund shareholders, prospective shareholders, intermediaries, consultants and third party data providers (e.g., Lipper, Morningstar and Bloomberg) on the 20th calendar day after the end of each month, except for BlackRock Global Allocation Fund, Inc., BlackRock Global Dynamic Equity Fund, Global Allocation Portfolio of BlackRock Series Fund, Inc. and Global Allocation V.I. Fund, whose holdings may be made available on the 40th calendar day after the end of the quarter (based on each Fund’s fiscal year end).[1]
The following information as it relates to money market funds, unless made available to the public, shall be deemed a disclosure of Confidential Information and, subject to the Guidelines, requires a confidentiality or non-disclosure arrangement:
•	Weekly portfolio holdings made available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.
•	Weekly portfolio holdings and characteristics made available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.
Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).
Implementation. All employees of the Manager must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases. The Fund’ s Chief Compliance Officer is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Funds’ and the Manager’s compliance.
Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:
1.	Funds’ Boards of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.
2.	Funds’ transfer agent
3.	Funds’ Custodian
4.	Funds’ Administrator, if applicable.
5.	Funds’ independent registered public accounting firm.

[1]	The precise number of days specified above may vary slightly from period to period depending on whether specified calendar day falls on a weekend or holiday.

6.	Funds’ accounting services provider
7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch
8.	Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet
9.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.
10.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

11.	Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, iBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporation and Murrary, Devine & Co, Inc.

12.	Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.
13.	Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, State Farm Mutual Fund and Sterling Capital Funds, and their respective boards, sponsors, administrators and other service providers.
14.	Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers.
15.	Other — Investment Company Institute.
With respect to each such arrangement, each Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Manager and their affiliates do not receive any compensation or other consideration in connection with such arrangements.
The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Business Conduct and Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Funds — about which the Manager has Confidential Information. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.
Potential Conflicts of Interest
The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the Commission, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.
Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”
It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.
It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.
BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “ Determination of Net Asset Value” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about obtaining documents on the Commission’s website may be obtained by calling the Commission at (800) SEC-0330. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.
In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name.

BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.
The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds’ custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.
Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.
Purchase of Shares
Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.
Shareholder Services
Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s Statement of Additional Information, or from the Distributor. The types of shareholder service programs offered to shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.
Purchase of Shares by all Investors other than Cash Management Account® (“CMA”) service (or other Merrill Lynch central asset account program) Subscribers, Working Capital Management Account® (“WCMA”) service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves
The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a BIF Fund directly through the Fund’s transfer agent in the manner described below under “Methods of Payment — Payment to the Transfer Agent.” Shareholders of the BIF Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the card/check account or automatic investment of free cash balances.
Methods of Payment
Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the BIF Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Fund’s transfer agent.
Payment by Wire. If you maintain an account directly with the Fund’s transfer agent, you may invest in a Fund through wire transmittal of Federal Funds to the Fund’s transfer agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to Bank of America, 1401 Elm Street, Dallas, Texas 75202. You should give your financial institution the following wiring instructions: ABA #026009593 Merrill Lynch Money Markets, DDA #375624069. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your Financial Advisor.
Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Fund’s transfer agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.
Purchases of Shares of U.S.A. Government Money Through Merrill Lynch Plans
Shares of U.S.A. Government Money are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“ SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.
Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund. Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Money will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.
If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Money you may enter a purchase order through your Financial Advisor or service representative.
Purchase of Shares by CMA Service Subscribers
Merrill Lynch Programs. Shares of the BIF Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Fund’s transfer agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below. The primary Money Account for CMA service subscribers is the Merrill Lynch Bank Deposit Program (described below). Certain clients may qualify to choose the BIF Tax-Exempt or BIF State Funds as their primary Money Account.

You may also elect to have free cash balances invested in individual deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at FIA Card Services, N.A. and/or Bank of America California, N.A. (the “Merrill Lynch Bank Deposit Program”), FDIC insured depository institutions. For more information about these alternatives, you should contact your Financial Advisor.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each BIF Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the BIF Fund’s shareholders to issue additional shares. If sales of shares of BIF Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of the BIF State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Merrill Lynch Bank Deposit Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases.

(BIF Tax-Exempt and BIF State Funds): Where offered, free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.
(All BIF Funds except for BIF Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into BIF Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Bank Deposit Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in BIF Money, BIF Government Securities and BIF Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of the BIF Tax-Exempt Funds.

Manual Purchases.
(All BIF Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more through your Financial Advisor at any time in shares of a BIF Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement provided by Merrill Lynch.
Working Capital Management Account®. The Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) for corporations and other businesses provides participants a securities account (which includes all the features of a regular CMA account) plus optional lines of credit and other features. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.
Participants in the WCMA service are able to manually invest funds in certain designated BIF Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated BIF Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated BIF Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated BIF Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of BIF Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum BIF Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained.
However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.
From time to time, Merrill Lynch also may offer certain BIF Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your Financial Advisor.
Purchase of Shares of BBIF Funds by WCMA Service Subscribers
Eligibility. Shares of the BBIF Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to manually invest cash balances into certain other money market funds or individual money market accounts pursuant to the Insured Savings AccountSM.
The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.
Purchases of shares of a BBIF Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

BBIF Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of BBIF Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account.
Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch financial advisor. At that time, a subscriber may instruct its Financial Advisor to redeem shares of a BBIF Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.
Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the relevant service account agreement and program description.
Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a BBIF Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.
All purchases of the BBIF Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.
BBIF Multiple Class Structure. Each BBIF Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Account Information — BBIF Multiple Class Structure” and “— How to Choose the Share Class that Best Suits Your Needs” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each BBIF Fund.
Each Class 1, Class 2, Class 3 or Class 4 share of a BBIF Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the service fees and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Account Information — BBIF Multiple Class Structure” and “— How to Choose the Share Class that Best Suits Your Needs” in the Prospectus. The distribution fees and service fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the BBIF Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a BBIF Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that service fees and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — BBIF Multiple Class Structure” in the Prospectus.
WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the BBIF Funds. Class 4 shares bear the lowest service and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest service and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves
Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by the trustee or sponsor of such plan by payments directly to Merrill Lynch.
Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund, except that Class II shares bear the expenses of the ongoing distribution fees.
Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).
Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.
There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) an education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.
If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.
Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:
•	If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.
•	Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSAs) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999, certain Custodial Plan accounts no longer have the first option for cash balances.
•	Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.
All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.
Purchase of Shares of Summit Cash Reserves
Exchange Privilege. Investor A shareholders of Summit Cash Reserves who acquired their shares upon an exchange from Investor A or Institutional Shares of certain affiliated funds will have an exchange privilege with Investor A or Institutional Shares of certain affiliated funds. Shareholders may exchange Investor A Shares of the Fund for Institutional Shares of one of the affiliated funds if the shareholder holds any Institutional Shares of that affiliated fund in the account in which the exchange is to be made at the time of the exchange or is otherwise eligible to purchase Institutional Shares of such affiliated fund. Otherwise Investor A Shares will automatically be purchased.
Eligible institutional investors include: employees of BlackRock, Merrill Lynch, PNC and Directors of any BlackRock-advised funds; customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers; investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of the Fund in that account; institutional and individual retail investors with a minimum investment of $2 million; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund.
If a holder of Investor A Shares of the Fund subsequently exchanges back into the same class of shares of the original affiliated fund it will do so without paying any sales charge. If a holder of Investor A Shares of the Fund exchanges into Investor A or Institutional Shares of another affiliated fund, the holder will be required to pay a sales charge equal to the difference, if any, between the sales charge previously paid on the shares of the original affiliated fund and the sales charge payable at the time of the exchange on the shares of the new affiliated fund.
Investor B shareholders of the Fund who acquired their shares upon an exchange from Investor B or Investor C Shares of certain affiliated funds will have an exchange privilege with Investor B or Investor C Shares of certain affiliated funds. A holder of Investor B Shares of the Fund may subsequently exchange back into the original affiliated fund. When a shareholder exchanges Investor B or Investor C Shares of an affiliated fund for Investor B Shares of the Fund, the period of time that the shareholder holds the Investor B Shares of the Fund will count towards satisfaction of the holding period requirement for purposes of reducing the CDSC relating to the Investor B or Investor C Shares acquired upon exchange of the Investor B Shares of the Fund. With respect to exchanges of Investor B Shares of an affiliated fund into Investor B Shares of the Fund, the period of time the Investor B Shares of the affiliated fund are held will count towards satisfaction of the conversion period (the length of time until the Investor B Shares acquired upon exchange of the Investor B Shares of the Fund are automatically converted into Investor A Shares). Conversely, the period of time that a shareholder has held the shares of an affiliated fund or a fund participating in the Exchange Program will count towards the satisfaction of the conversion period under which Investor B Shares of the Fund convert to Investor A Shares of the Fund.
If Investor B Shares are redeemed from the Fund and not exchanged into shares of an affiliated fund, a CDSC will be charged to the extent it would have been charged on a redemption of shares from the original affiliated fund.
It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares are distributed by the Distributor.
Under the exchange privilege, exchanges are made on the basis of the relative net asset values of the shares being exchanged. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the affiliated funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula an exchange of Investor A Shares of the Fund for Investor A or Institutional Shares of an affiliated fund generally will require the payment of a sales charge equal to the difference, if any, between the sales charge previously paid on the Institutional or Investor A Shares originally exchanged for Investor A Shares of the Fund and the sales charge that may be payable at the time of the exchange on the Institutional or Investor A Shares of the affiliated fund to be acquired.
Exchange Program. The Fund participates in an exchange program with certain non-money market open-end management investment companies that are (i) distributed by a selected securities dealer that is an affiliate of the Distributor, (ii) not affiliated funds, and (iii) not distributed by the Distributor (each referred to as a “Participating Fund”) (the “Exchange Program”). Exchanges may be made into Investor A or Investor B Shares of the Fund at net asset value without the imposition of a front-end sales charge (“sales charge”) or CDSC. Shares of a Participating Fund that are subject to a sales charge will be exchanged for Investor A Shares of the Fund without the imposition of a sales charge. The holder of Investor A Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund without incurring any sales charge or exchange into shares of another Participating Fund subject to a sales charge in the same fund complex as the original Participating Fund by remitting an amount equal to the difference, if any, between the sales charge previously paid on the shares of the original Participating Fund and the sales charge payable at the time of the exchange on the shares of the new Participating Fund.
Exchanges may be made into Investor B Shares of the Fund at net asset value without the imposition of a sales charge. Shares of Participating Funds subject to a CDSC will be exchanged for Investor B Shares of the Fund without the payment of a CDSC that might otherwise be due on redemption of the Participating Fund shares. The holder of such Investor B Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund or exchange into shares of another Participating Fund in the same fund complex as the original Participating Fund. Upon such exchange, the holder of the Investor B Shares of the Fund will receive credit toward reduction of the CDSC that would have been due on the Participating Fund shares for the time period during which the Investor B Shares of the Fund were held. This period of time will also count towards satisfaction of any conversion period applicable to the Participating Fund shares. If holders of the Investor B Shares of the Fund redeem those shares instead of exchanging back into shares of the original Participating Fund or of another Participating Fund in the same fund complex, CDSC payments, if any, will be assessed based upon the combined holding period for the Participating Fund shares and the Fund shares.
The Participating Funds may impose administrative and/or redemption fees on an exchange transaction with the Fund. There will be no sales charge on exchange transactions into the Fund. The Exchange Program may be modified or terminated at any time in accordance with the rules of the Commission.
A Participating Fund may modify or terminate the terms of its involvement in the Exchange Program at any time in accordance with the rules of the Commission.
Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the affiliated fund or participating Fund into which the exchange is to be made for information regarding the fund and for further details regarding such exchange.
To effect an exchange, shareholders should contact their financial adviser, selected securities dealer or other financial intermediary, who will advise the Fund of the exchange, or write to the Fund’s transfer agent requesting that the exchange be effected. Shareholders of Participating Funds and certain affiliated funds with shares for which certificates have not been issued may effect an exchange by wire through their securities dealers. The Exchange Program or the exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. There is currently no limitation on the number of times a shareholder may effect an exchange into the Fund either through the exchange privilege or the Exchange Program; however, the Fund reserves the right to limit the number of times an investor may effect an exchange. Certain Participating Funds and affiliated funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The Exchange Program and the exchange privilege are available only to U.S. shareholders in states where the exchange legally may be made.
An exchange pursuant to the exchange privilege or pursuant to the Exchange Program is treated as a sale of the exchanged shares and a purchase of the new shares for Federal income tax purposes. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See “Taxes.”

Purchase of Shares of BlackRock Funds Portfolios
Each of the BlackRock Funds Portfolios has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.
Investor Shares
Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s Manager, sub-advisor, BRIL or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.
Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.
Other Purchase Information. Shares of each Fund are sold on a continuous basis by BRIL as distributor. BRIL maintains its principal offices at 40 East 52nd Street, New York, New York 10022. Purchases may be effected on weekdays on which the NYSE is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Fund may, in the discretion of the Fund’s Manager, be made in the form of securities that are permissible investments for that Fund. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Fund at any time.

Shareholder Features.

Exchange Privilege. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a BlackRock Fund Portfolio for Investor A Shares of one of the non-money market portfolios of the Trust (each a “Non-Money Market Portfolio”). Exchanges of Investor B or Investor C Shares of a Fund for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Trust will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Non-Money Market Portfolio received in the exchange.
Investor A Shares of Funds that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a Fund subject to a sales charge.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund at the following address: BlackRock, P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a request must be made in writing or by telephone. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the

Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.
Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.
Each Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. Each Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. Each Fund, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Trust, the administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing him– or herself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

The redemption of shares of one Fund and the subsequent investment in another Fund generally will be treated as two separate transactions. Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A or Investor A1 Shares of a Non-Money Market Portfolio with the proceeds of a redemption of Investor Shares of a BlackRock Funds Portfolio. In addition, when Investor Shares of a BlackRock Funds Portfolio are redeemed and the proceeds are used to purchase Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of a Non-Money Market Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Non-Money Market Portfolio are redeemed.

Automatic Investment Plan (“AIP”). Certain shareholders may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account by completing the AIP Application which may be obtained from the Fund at (800) 441-7762, or online at www.blackrock.com/funds. The minimum pre-authorized investment amount is $50 per Fund.
Systematic Withdrawal Plan (“SWP”). Each BlackRock Funds Portfolio offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by calling the Fund or by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762.
For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders — Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.
Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the BlackRock Funds Portfolio or any Eligible Fund (which includes the Fund and other funds as designated by BRIL from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Institutional Shares

Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch, Barclays PLC or their respective affiliates, may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Fund at any time.

Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.
Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.
DCC&S. Qualified Plans may be able to invest in shares of the BlackRock Funds Portfolios through the Defined Contribution Clearance and Settlement System (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Distribution and/or Shareholder Servicing Plans
Each Fund has entered into a distribution agreement with BlackRock Investments, LLC (previously defined as the “Distributor”) under which the Distributor, as agent, offers shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 40 East 52nd Street, New York, NY 10022. The Distributor is an affiliate of BlackRock.
Each Fund has adopted a shareholder servicing plan and/or a distribution plan or plans (in the case of Retirement Reserves, with respect to Class II shares only and with respect to Summit Cash Reserves with respect to Investor B Shares only) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the BBIF Funds is authorized to pay the Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through the Distributor. The Distribution Plan for each class of shares of the BBIF Funds provides that the Funds pay the Distributor a service fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a BBIF Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The service fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which service and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the BBIF Funds compensates the Distributor for providing, or arranging for the provision of, shareholder servicing and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among financial advisors, selected dealers and affiliates of the Distributor. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The BBIF Distribution Plans for the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the BBIF Fund Prospectus.
Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.
Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years of which should be stored in an easily accessible place.
Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the shareholder servicing and/or distribution expenditures paid to the Distributor. With respect to each Fund other than BlackRock Funds Portfolios, Retirement Reserves and Summit Cash Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration on a quarterly basis. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.
Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of shares in the case of the BBIF Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (i) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (ii) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).
In the case of the BBIF Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a BBIF Fund will not make further payments of the distribution fee with respect to its shares; however, a BBIF Fund will continue to make payments of the service fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

Other Distribution Arrangements. In the case of the BlackRock Funds Portfolios, the BlackRock Funds Portfolios and BlackRock have entered into distribution agreements with UBS AG whereby UBS AG may, in certain circumstances, sell shares of certain BlackRock Funds Portfolios in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of shares of a BlackRock Funds Portfolio will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%.

Other Compensation to Selling Dealers

BlackRock and certain of its affiliates may make payments relating to distribution and sales support activities out of its past profits or other sources available to it (and not as an additional charge to a Fund). From time to time, the Distributor, BlackRock or their affiliates may compensate affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-distribution and service plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from the Distributor’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, AXA Advisors, Cetera Advisor Networks LLC, Cetera Advisors LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Chase Investment Services Corp, CCO Investment Services, Commonwealth Equity Services (Commonwealth Financial Network), Donegal Securities, FSC Securities Corporation, ING Financial Partners, Investacorp, Inc., LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, New England Securities Corporation, Oppenheimer & Co., PFS Investments, Raymond James, RBC Capital Markets, Robert W. Baird & Co., Royal Alliance Associates, SagePoint Financial, Securities America, State Farm VP Management Corp., Tower Square Securities, Triad Advisors, Inc., UBS Financial Services, U.S. Bancorp Investments, Walnut Street Securities, Wells Fargo, Woodbury Financial Services, Inc. and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations with respect to the Funds in any year will vary, may be limited to specific Funds or share classes, or may exclude the Funds entirely. In addition, from time to time BRIL, BlackRock or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.

In lieu of payments pursuant to the foregoing, the Distributor, BlackRock, PNC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.
If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.
Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Distributor, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.
BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank and certain of its affiliates fees for administration and servicing with respect to assets of the Funds attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds: 0.15% of net assets; certain fixed income funds: 0.20% of net assets; and certain equity funds: 0.25% of net assets.
Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.
Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Shares of each Fund. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.
To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.
Redemption of Shares
Each Fund will normally redeem shares for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.
The value of the shareholder’s investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and income earned. In the case of Investor B Shares of Summit Cash Reserves, the redemption price will be reduced by any applicable CDSC.
If notice is received by the Fund’s transfer agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.
Redemption of Shares by All Funds except the BIF Funds, the BBIF Funds and the BlackRock Funds Portfolios
At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank)

has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Fund’s transfer agent.
The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.
Methods of Redemption
All five methods set forth below apply to each Fund other than Retirement Reserves. Only the methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Fund’s transfer agent may require additional documents in connection with redemptions.
Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Fund’s transfer agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Fund’s transfer agent for payment, the Fund’s transfer agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Fund’s transfer agent upon request.
You will be subject to the transfer agent’s rules and regulations governing such checking accounts, including the right of the Fund’s transfer agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or a Fund’s transfer agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Fund’s transfer agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.
Federal Funds Redemption. If you maintain an account directly with the Fund’s transfer agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Fund’s transfer agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Fund’s transfer agent toll-free at 1-800-221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial advisor.
Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Fund’s transfer agent to the dealer.
Regular Redemption. If you hold shares with the Fund’s transfer agent you may redeem by writing to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East,

Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the transfer agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Exchange Act, whose existence and validity may be verified by the Fund’s transfer agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the transfer agent’s register; (ii) the check is mailed to the stencil address of record on the transfer agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Fund’s transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Fund’s transfer agent of a proper redemption request.
You may also redeem shares held with the Fund’s transfer agent by calling 1-800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a Systematic Withdrawal Plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Funds’ transfer agent may temporarily suspend telephone transactions at any time.
Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money may redeem shares by writing directly to Merrill Lynch. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money should not send redemption requests to the Fund or to its transfer agent. If you inadvertently send the redemption request to the Fund or the Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.
Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.
Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.
If your account held directly with the Fund’s transfer agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund. Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Money has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.
BIF Funds — Redemption of Shares by CMA Service Subscribers
BIF Funds — Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Margin Lending Program will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the BIF Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.
Shares of each BIF Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.
BIF Funds — Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a BIF Fund in a Merrill Lynch securities account, you may redeem shares of a BIF Fund directly by writing to Merrill Lynch, which will submit your request to the Fund’s transfer agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or a Fund’s transfer agent. If you inadvertently send the request to a Fund or a Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by All Funds except the BIF Funds and the BBIF Funds — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.
BBIF Funds — Redemption of Shares by WCMA Service Subscribers
BBIF Funds — Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated BBIF Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Margin Lending Program service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the BBIF Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.
Shares of the BBIF Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the BBIF Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the Business Investor AccountSM (BIASM) Financial Service and Working Capital Management Account® (WCMA®) Financial Service Account Agreement Program Description Booklet.
From time to time, Merrill Lynch also may offer the BBIF Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the Program Description Booklet that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.
BBIF Funds — Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the BBIF Fund or its transfer agent. If inadvertently sent to the BBIF Fund or the Fund’s transfer agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.
All redemptions of BBIF Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.
BIF Funds — Redemption of Shares by Non-Service Subscribers
Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a BIF Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”
Shareholders maintaining an account directly with the Fund’s transfer agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a BIF Fund by submitting a written notice by mail directly to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Fund’s transfer agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.
The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.
The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.
Participants in the WCMA service or certain other business account programs may be able to manually invest funds in certain BIF Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.
From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

BlackRock Funds Portfolios — Redemption of Shares

Redemptions may be made in the manner and amounts described in the BlackRock Funds Portfolios’ prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. See “Signature Guarantee” below.
Investor A shareholders of the Funds may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by the Fund’s transfer agent, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with the Fund’s transfer agent. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. The Bank of New York Mellon Corporation (“BONY”), as the investor’s agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a $15 service charge will be incurred. Checks may not be presented for cash payments at the offices of BONY. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.

Service Shares
Redemption of Shares. A BlackRock Funds Portfolio may redeem Service Shares if the account balance drops below the required minimum initial investment as the result of redemption requests and the shareholder does not increase the balance to at least the required minimum initial investment upon thirty days’ written notice. If a customer has agreed with an institution to maintain a minimum balance in his or her account with the institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Fund to the extent necessary to maintain the minimum balance required.
The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the Trust’s combination with The PNC Fund in 1996:

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Fund and for the same account in which they held shares on that date through the procedures described in this section.
Payment of Redemption Proceeds. The Funds may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the Investment Company Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the Investment Company Act.
Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.
Under the Investment Company Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)
Each Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. Each Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.
Signature Guarantee. A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.
Shareholder Services
Shareholder Services for All Funds other than BIF Funds, BBIF Funds, Retirement Reserves and BlackRock Funds Portfolios
Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. You can obtain more information about these services from each Fund by calling the telephone number on the cover page of the Part I of this Statement of Additional Information, or from the Distributor.

Investment Account
If your account is maintained at the Fund’s transfer agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Fund’s transfer agent. You may ascertain the number of shares in your Investment Account by calling the Fund’s transfer agent toll-free at 1-800-221-7210. The Fund’s transfer agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Fund’s transfer agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.
In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Fund’s transfer agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.
Fee-Based Programs
Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Fund’s transfer agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Fund’s transfer agent at 1-800-221-7210.
Automatic Investment Plans
If you maintain an account directly with the Fund’s transfer agent, each Fund offers an Automatic Investment Plan whereby the Fund’s transfer agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Fund’ s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.
Accrued Monthly Payout Plan
The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Fund’s transfer agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Fund’s transfer agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.
Systematic Withdrawal Plans
If you maintain an account with the Fund’s transfer agent, you may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you, which may be a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Fund’s transfer agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.
Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.
If your account is not maintained directly with the Fund’s transfer agent, you should contact your financial professional. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your financial professional.
Retirement and Education Accounts
Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.
Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such account.
Determination of Net Asset Value
Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation.
Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.
As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund; however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.
Should that deviation exceed ½ of 1% for a Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, and utilizing a net asset value per share as determined by using available market quotations.

Each Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by a Fund’s Board.
Yield Information
Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.
The tax equivalent yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt and the BIF State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt and the BIF State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.
The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.
See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.
On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the BIF Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future period.
A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.
Portfolio Transactions
Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.
Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.
The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.
The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.
OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market Fund (each a “Money Market Portfolio”) intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Fund’s net asset values or net income.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
The Manager or Sub-Advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.
Investment decisions for each Fund and for other investment accounts managed by the Manager or Sub-Advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.
Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by BlackRock or its affiliates (collectively, “clients”) when one or more clients of BlackRock or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
See Part I, Section VIII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.
The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.
Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VIII “ Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.
Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
Dividends and Taxes
Dividends
Each Fund declares dividends daily. Dividends of each Fund are reinvested daily in additional shares of that Fund at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. For shareholders of the BIF Funds and the BBIF Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gain), if any, will be distributed by the Funds at least annually.
Retirement Accounts. Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.
Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether such earnings are classified as ordinary income or as capital gains). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA distributions, 25%) additional tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59½ unless one of the exceptions listed below applies.
Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).
For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made five or more years after the first tax year of contribution and the account holder either is age 59½ or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59½ unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.
Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “ Taxes — General Treatment of Fund Shareholders.”
In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs. Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as set forth below is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be taxed currently on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes — General Treatment of Fund Shareholders.”
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Plans and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.
Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax adviser with respect to the tax consequences of investing through such an account.
Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net capital gain that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for taxation at a reduced tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, distributions from a BIF Tax-Exempt Fund or from BBIF Tax-Exempt that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a

Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the BIF Tax-Exempt Funds and BBIF Tax-Exempt, that pay exempt-interest dividends.

General Treatment of Fund Shareholders. Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular Federal income tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’ s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Each Fund will furnish its shareholders with a written statement reporting the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.
Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.
If the value of assets held by a Fund declines, the Trustees of the Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the exempt-interest dividends paid by BIF Tax-Exempt Funds and BBIF Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.
A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding may also be required on distributions paid by BBIF Tax-Exempt or a BIF Tax-Exempt Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gains from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates, for taxable years beginning after December 31, 2012.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, with respect to taxable years of the RIC which begin before January 1, 2014, if and to the extent properly reported as “interest-related dividends” or “ short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders.
A 30% withholding tax may be imposed on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

BIF Tax-Exempt Funds, BBIF Tax-Exempt and Their Shareholders. The BIF Tax-Exempt Funds and BBIF Tax Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and reported as exempt-interest dividends in a written statement furnished to the Fund’s shareholders.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the BIF Tax-Exempt Funds and BBIF Tax Exempt, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the BIF Tax-Exempt Funds and BBIF Tax Exempt.
All or a portion of the BIF Tax-Exempt Funds’ and BBIF Tax Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. In general, any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder. Such loss will be allowed, however, in the case of shares acquired after December 22, 2010 in a Fund that declares exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly.
The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. BBIF Tax Exempt and each BIF Tax-Exempt Fund will purchase such private activity bonds and will report to shareholders the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by BBIF Tax Exempt or a BIF Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such a Fund.

BIF State Funds — State Taxes. Dividends paid by each BIF State Fund are subject to the tax laws of the specific state in which a shareholder resides. For a summary discussion of the state tax laws of the State in which the BIF State Fund invests, please see Part I, Section X “State Fund Tax Summaries” of the BIF State Funds’ Statement of Additional Information.

The Appendices to the BIF State Funds’ Statement of Additional Information contain a general and abbreviated summary of the state tax laws relevant to each BIF State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described in the appendices are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each BIF State Fund should consult their tax advisers about other state and local tax consequences of investment in such BIF State Fund.
The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including BBIF Tax-Exempt or any of the BIF Tax-Exempt Funds) during the taxable year.

Master — Feeder Funds. In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as a partnership for Federal income tax purposes. If applicable tax provisions should change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

Proxy Voting Policies and Procedures
The Board of Trustees of each Fund has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “ Committee”) is aware of a real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is attached as Appendix B. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.
General Information
Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the BBIF Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and has exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust, as amended (the “Declaration”).
There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the BBIF Funds. Shares issued are fully-paid and non-assessable by each Fund.
A copy of the Declaration establishing each Fund, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.
Additional Information
Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.
See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

APPENDIX A
DESCRIPTION OF BOND RATINGS
A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
Description of Moody’s Long-Term Obligation Ratings
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Short-Term Obligation Ratings
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Description of Moody’s Demand Obligation Ratings
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Issue Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB B CCC CC C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘ D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Description of Standard & Poor’s Municipal Short-Term Note Ratings
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.
The terms “ investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of nonpayment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales
Fitch long-term obligations rating scales are as follows:
AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	‘CCC’ ratings indicate that substantial credit risk is present.
CC	‘CC’ ratings indicate very high levels of credit risk.
C	‘C’ ratings indicate exceptionally high levels of credit risk.
NR	This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
WD	This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘ AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

Description of Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
Fitch short-term ratings are as follows:
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
NR	This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
WD	This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

APPENDIX B
BlackRock
U.S. Registered Funds
Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Adviser

July 1, 2011
Revised May 9, 2012

I. INTRODUCTION
The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds other than the iShares Funds1 (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.
BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

[1]	The US iShares Funds have adopted a separate Proxy Voting Policy.
II. PROXY VOTING POLICIES

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Independent Registered Public Accounting Firm

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.
C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “ micromanage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure
These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
E. Corporate Charter and By-Laws
These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
F. Environmental and Social Issues
These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

SAI-BBIF-0713

BBIF MONEY FUND

PART C. OTHER INFORMATION

Item 28.    Exhibits.

Exhibit Number		Description

1	(a)	—Declaration of Trust of the Registrant dated August 30, 2002.(a)

	(b)	—Amendment to the Declaration of Trust of the Registrant dated May 19, 2010.(n)

2		—Amended and Restated By-Laws of the Registrant dated December 3, 2008.(l)

3		—Portions of the Declaration of Trust and By-Laws of the Registrant defining the rights of holders of shares of the Registrant.(b)

4		—None.

5		—Form of Unified Distribution and Shareholder Servicing Plan between the Registrant and BlackRock Investments, LLC (formerly known as BlackRock Investment Inc.) (“BRIL”).(c)

6		—None.

7		—Form of Custody Agreement between the Registrant and State Street Bank and Trust Company.(d)

8	(a)	—Form of Administration Agreement between the Registrant and BlackRock Advisors, LLC.(j)

	(b)	—Form of Amended and Restated Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(i)

	(c)	—Form of Amendment No. 1 to Amended and Restated Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement dated as of October 1, 2008.(k)

	(d)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(f)

	(e)	—Third Amended and Restated Expense Limitation Agreement for the Registrant’s Class 2, Class 3 and Class 4 Shares.(m)

9		—Opinion of Sidley Austin Brown & Wood LLP, counsel to the Registrant.(e)

10		—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.*

11		—None.

12		—Certificate of Fund Asset Management, L.P.(e)

13	(a)	—Unified Class 1 Shares Distribution Plan of the Registrant.(l)

	(b)	—Unified Class 2 Shares Distribution Plan of the Registrant.(l)

	(c)	—Unified Class 3 Shares Distribution Plan of the Registrant.(l)

	(d)	—Unified Class 4 Shares Distribution Plan of the Registrant.(l)

14		—Rule 18f-3 Plan.(e)

15	(a)	—Code of Ethics of the Registrant.(g)

	(b)	—Code of Ethics of BRIL.(g)

	(c)	—Code of Ethics of BlackRock Advisors, LLC.(g)

Exhibit Number	Description

16	—Power of Attorney.(h)

*	Filed herewith.
(a)	Filed on September 10, 2002 as Exhibit 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-99387) under the Securities Act of 1933 (the “Registration Statement”).
(b)	Reference is made to Article I, Article II, Sections 2.3 and 2.4 and Articles III, IV, V, VI, VII, VIII, IX and X and Appendices A and B of the Registrant’s Declaration of Trust, filed as Exhibit 1 to the Registration Statement; and to Articles I, V and VII of the Registrant’s By-Laws, incorporated by reference to Exhibit 2 to the Registration Statement.
(c)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of BIF Money Fund (formerly known as CMA Money Fund) (File No. 2-59311), filed on July 29, 2009.
(d)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.
(e)	Filed on March 20, 2003 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(f)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Focus Growth Fund, Inc. (formerly known as Merrill Lynch Focus Twenty Fund, Inc.) (File No. 333-89775), filed on March 20, 2001.
(g)	Incorporated by reference to Exhibit 15(a), 15(b) and 15(c) to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Ready Assets Prime Money Fund (formerly known as Merrill Lynch Ready Assets Trust) (File No. 2-52711), filed on April 29, 2009.
(h)	Incorporated by reference to Exhibit h(5) to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of BlackRock Liquidity Funds (File No. 2-47015), filed on February 28, 2013.
(i)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of BIF Money Fund (formerly known as CMA Money Fund) (File No. 2-59311), filed on July 27, 2007.
(j)	Filed on July 27, 2007 as Exhibit 8(a) to Post-Effective Amendment No. 5 to the Registration Statement.
(k)	Incorporated by reference as an Exhibit to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of Ready Assets U.S.A. Government Money Fund (formerly known as Merrill Lynch U.S.A. Government Reserves) (File No. 2-78702), filed on December 29, 2008.
(l)	Filed on July 29, 2009 as an Exhibit to Post-Effective Amendment No. 7 to the Registration Statement.
(m)	Incorporated by reference as an Exhibit to Post-Effective Amendment No 227 to the Registration Statement on Form N-1A of BlackRock Funds (File No. 33-26305), filed on July 27, 2012.
(n)	Filed on July 29, 2010 as Exhibit 1(b) to Post-Effective Amendment No. 8 to the Registration Statement.

Item 29.    Persons Controlled by or under Common Control with Registrant.

As of July 22, 2013, BBIF Money Fund owned 32.20% and BIF Money Fund owned 67.80% of Master Money LLC, and are controlling persons thereof. Master Money LLC is organized as a limited liability company under the laws of the State of Delaware.

Item 30.    Indemnification.

Reference is made to Section 4.3 of the Registrant’s Declaration of Trust, Section 8 of the Registrant’s Administration Agreement and Section 8 of the Registrant’s Unified Distribution Agreement.

Section 4.3 of the Registrant’s Declaration of Trust provides as follows:

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust, to the fullest extent permitted by law (including the Investment Company Act of 1940, as amended (the “Investment Company Act”) as currently in effect or as hereafter amended, against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office;

(ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the Trust; or

(iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

(A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(B) by written opinion of legal counsel chosen by the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall affect any rights to indemnification to which personnel, including Covered Persons, may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel selected as provided in

Section 4.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

Section 9.3(b) of the Registrant’s Declaration of Trust provides as follows:

(b) Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability or limit the rights to indemnification provided in Section 4.3 of the present or former Shareholders, Trustees or officers of the Trust.

Article IV, Section 2(d) of the Registrant’s By-Laws provides as follows: The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

In Section 8 of the Administration Agreement, the Registrant agrees to indemnify the Administrator for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management and administration of the Registrant, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In Section 8 of the Unified Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of the Manager.

(a) BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

Item 32.    Principal Underwriters.

(a) BlackRock Investments, LLC (“BRIL”) acts as the principal underwriter or placement agent, as applicable, for each of the following open-end investment companies, including the Registrant:

BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

BIF Government Securities Fund

BIF Money Fund

BIF Multi-State Municipal Series Trust

BIF Tax-Exempt Fund

BIF Treasury Fund

BlackRock Allocation Target Shares

BlackRock Balanced Capital Fund, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock California Municipal Series Trust

BlackRock Capital Appreciation Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Financial Institutions Series Trust

BlackRock Focus Growth Fund, Inc.

BlackRock Funds

BlackRock Funds II

BlackRock Funds III

BlackRock Global Allocation Fund, Inc.

BlackRock Global SmallCap Fund, Inc.

BlackRock Index Funds, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds.

BlackRock Long-Horizon Equity Fund

BlackRock Master LLC

BlackRock Mid Cap Value Opportunities Series, Inc.

BlackRock Multi-State Municipal Series Trust

BlackRock Municipal Bond Fund, Inc.

BlackRock Municipal Series Trust

BlackRock Natural Resources Trust

BlackRock Pacific Fund, Inc.

BlackRock Series Fund, Inc.

BlackRock Series, Inc.

BlackRock Value Opportunities Fund, Inc.

BlackRock Variable Series Funds, Inc.

BlackRock World Income Fund, Inc.

FDP Series, Inc.

Funds For Institutions Series

iShares, Inc.

iShares MSCI Russia Capped Index Fund, Inc.

iShares Trust

iShares U.S. ETF Trust

Managed Account Series

Master Basic Value LLC

Master Bond LLC

Master Focus Growth LLC

Master Government Securities LLC

Master Institutional Money Market LLC

Master Investment Portfolio

Master Large Cap Series LLC

Master Money LLC

Master Tax-Exempt LLC

Master Treasury LLC

Master Value Opportunities LLC

Quantitative Master Series LLC

Ready Assets Prime Money Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

BRIL also acts as the principal underwriter or placement agent, as applicable, for the following closed-end registered investment companies:

BlackRock Alternatives Allocation FB Portfolio LLC

BlackRock Alternatives Allocation FB TEI Portfolio LLC

BlackRock Alternatives Allocation Portfolio LLC

BlackRock Alternatives Allocation TEI Portfolio LLC

BlackRock Fixed Income Value Opportunities

BlackRock Preferred Partners LLC

(b) Set forth below is information concerning each director and officer of BRIL. The principal business address of each such person is 40 East 52nd Street, New York, New York 10022.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Laurence Fink	Chairman and Member, Board of Managers	None
Robert Fairbairn	Chief Executive Officer and Senior Managing Director	None
Anne Ackerley	Managing Director	None
Matthew Mallow	General Counsel and Senior Managing Director	None
Russell McGranahan	Secretary and Managing Director	None
James Smith	Chief Compliance Officer and Director	None
Saurabh Pathak	Chief Financial Officer and Director	None
Sally George	Managing Director	None
Francis Porcelli	Managing Director	None
Brenda Sklar	Managing Director	None
Lisa Hill	Managing Director	None
Joseph Craven	Managing Director	None
Melissa Walker	Vice President and Assistant Secretary	None
Chris Nugent	Director	None
Robert Kapito	Member, Board of Managers	None
Daniel Waltcher	Member, Board of Managers	None

(c) Not applicable.

Item 33.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

(a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

(b) BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022 (records relating to its function as distributor)

(c) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

(d) State Street Bank & Trust Company, 100 Summer Street, Boston, Massachusetts 02110 (record relating to its function as accounting services provider and custodian).

(e) Financial Data Services, Inc., 4800 Deer Lake Drive, Jacksonville, Florida 32246-6484 (records relating to its functions as transfer agent).

Item 34.    Management Services.

Other than as set forth under the caption “Management of the Funds — BlackRock” in the Prospectus constituting Part A of the Registration Statement and under Part I “Management and Advisory Arrangements” and Part II “Management and Other Service Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement for the Registrant, the Registrant is not a party to any management-related service contract.

Item 35.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on July 29, 2013.

BBIF MONEY FUND (REGISTRANT)

By:	/S/ JOHN M. PERLOWSKI
(John M. Perlowski, President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	President and Chief Executive Officer (Principal Executive Officer)	July 29, 2013

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 29, 2013

DAVID O. BEIM* (David O. Beim)	Trustee

RONALD W. FORBES* (Ronald W. Forbes)	Trustee

DR. MATINA S. HORNER* (Dr. Matina S. Horner)	Trustee

RODNEY D. JOHNSON* (Rodney D. Johnson)	Trustee

HERBERT I. LONDON* (Herbert I. London)	Trustee

IAN A. MACKINNON* (Ian A. MacKinnon)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

JOSEPH P. PLATT* (Joseph P. Platt)	Trustee

Signature	Title	Date

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Trustee

TOBY ROSENBLATT* (Toby Rosenblatt)	Trustee

KENNETH L. URISH* (Kenneth L. Urish)	Trustee

FREDERICK W. WINTER* (Frederick W. Winter)	Trustee

PAUL L. AUDET* (Paul L. Audet)	Trustee

HENRY GABBAY* (Henry Gabbay)	Trustee

*By:	/S/ BENJAMIN ARCHIBALD	July 29, 2013
(Benjamin Archibald, Attorney-In-Fact)

Master Money LLC has duly caused this Registration Statement of BBIF Money Fund to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on July 29, 2013.

MASTER MONEY LLC (REGISTRANT)

By:	/S/ JOHN M. PERLOWSKI
(John M. Perlowski, President and Chief Executive Officer)

This Registration Statement of BBIF Money Fund, has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	President and Chief Executive Officer (Principal Executive Officer)	July 29, 2013

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 29, 2013

DAVID O. BEIM* (David O. Beim)	Director

RONALD W. FORBES* (Ronald W. Forbes)	Director

DR. MATINA S. HORNER* (Dr. Matina S. Horner)	Director

RODNEY D. JOHNSON* (Rodney D. Johnson)	Director

HERBERT I. LONDON* (Herbert I. London)	Director

IAN A. MACKINNON* (Ian A. MacKinnon)	Director

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

JOSEPH P. PLATT* (Joseph P. Platt)	Director

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Director

TOBY ROSENBLATT* (Toby Rosenblatt)	Director

Signature	Title	Date

KENNETH L. URISH* (Kenneth L. Urish)	Director

FREDERICK W. WINTER* (Frederick W. Winter)	Director

PAUL L. AUDET* (Paul L. Audet)	Director

HENRY GABBAY* (Henry Gabbay)	Director

*By:	/S/ BENJAMIN ARCHIBALD	July 29, 2013
(Benjamin Archibald, Attorney-In-Fact)

EXHIBIT INDEX

Exhibit Number	Description

10	—Consentof Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.